                                                                    EXHIBIT 10.2












                              AMENDED AND RESTATED
                        FINANCING AND SECURITY AGREEMENT
                               (MASTER AGREEMENT)


                            ALS HOLDINGS, INC., ET AL
                                   AS BORROWER

                                   BANK UNITED
                                    AS AGENT





















                                February 12, 1999

                                TABLE OF CONTENTS


   SECTION 1.1    CERTAIN DEFINED TERMS..................................................................1
   SECTION 1.2    ACCOUNTING TERMS AND OTHER DEFINITIONAL PROVISIONS....................................17

ARTICLE II..............................................................................................17

   SECTION 2.1    THE LOAN..............................................................................17
   SECTION 2.2    PROCEDURE FOR ADVANCES................................................................19
   SECTION 2.3    FEES..................................................................................20
   SECTION 2.4    INTEREST RATE MATTERS.................................................................20
   SECTION 2.5    EXTENSIONS............................................................................23

ARTICLE III.............................................................................................23


COLLATERAL..............................................................................................23

   SECTION 3.1    COLLATERAL............................................................................23
   SECTION 3.2    ELIGIBLE PROJECTS.....................................................................23
   SECTION 3.3    GUARANTIES............................................................................24
   SECTION 3.4    COLLATERAL FOR OBLIGATIONS............................................................24
   SECTION 3.5    COSTS.................................................................................24

ARTICLE IV..............................................................................................24


GENERAL FINANCING PROVISIONS............................................................................24

   SECTION 4.1    CONDITIONS PRECEDENT TO CREDIT FACILITY CLOSING AND ADDITION OF DEEDS OF
                  TRUST.................................................................................24
   SECTION 4.2    CONDITIONS PRECEDENT TO ACCEPTING AN ELIGIBLE PROJECT WHICH IS UNDER
                  CONSTRUCTION OR TO BE CONSTRUCTED:....................................................26
   SECTION 4.3    CONDITIONS PRECEDENT TO ACCEPTING AN ELIGIBLE PROJECT WHICH HAS BEEN
                  CONSTRUCTED OR ACQUIRED:..............................................................30
   SECTION 4.4    CONDITIONS PRECEDENT TO DETERMINING ADDITIONAL AVAILABILITY UNDER
                  BORROWING BASE........................................................................32
   SECTION 4.5    CONDITIONS UNDER WHICH AN ELIGIBLE PROJECT IS A COMPLETED PROJECT.....................35
   SECTION 4.6    VERIFICATION OF OPERATING RESERVE EXPENDITURES........................................36
   SECTION 4.7    ASSIGNMENTS OF PAYMENTS...............................................................36
   SECTION 4.8    LIABILITY OF THE LENDERS..............................................................36
   SECTION 4.9    COMPUTATION OF INTEREST AND FEES......................................................37
   SECTION 4.10   LIENS; SETOFF.........................................................................37
   SECTION 4.11   PAYMENT AND PERFORMANCE OF OBLIGATIONS................................................37
   SECTION 4.12   PAYMENTS TO OTHERS FOR THE ACCOUNT OF THE BORROWER....................................37
   SECTION 4.13   PREPAYMENT............................................................................38

ARTICLE V...............................................................................................38


REPRESENTATIONS AND WARRANTIES..........................................................................38

   SECTION 5.1    GOOD STANDING.........................................................................38
   SECTION 5.2    POWER AND AUTHORITY...................................................................39
   SECTION 5.3    BINDING AGREEMENTS....................................................................39
   SECTION 5.4    LITIGATION............................................................................39
   SECTION 5.5    NO CONFLICTING AGREEMENTS.............................................................40
   SECTION 5.6    FINANCIAL INFORMATION.................................................................40
   SECTION 5.7    NO DEFAULT UNDER OTHER AGREEMENTS.....................................................40
   SECTION 5.8    TAXES.................................................................................40
   SECTION 5.9    PLACE(S) OF BUSINESS AND LOCATION OF COLLATERAL.......................................40


   SECTION 5.10   TITLE TO PROPERTIES...................................................................41
   SECTION 5.11   MARGIN STOCK..........................................................................41
   SECTION 5.12   ERISA.................................................................................41
   SECTION 5.13   GOVERNMENTAL CONSENT..................................................................41
   SECTION 5.14   FULL DISCLOSURE.......................................................................42
   SECTION 5.15   BUSINESS NAMES AND ADDRESSES..........................................................42
   SECTION 5.16   LICENSES AND CERTIFICATIONS...........................................................42
   SECTION 5.17   OPERATING AGREEMENTS AND MANAGEMENT CONTRACTS.........................................43
   SECTION 5.18   PARTICIPATION AGREEMENTS AND RESIDENT AGREEMENTS......................................43
   SECTION 5.19   COMPLIANCE WITH LAWS..................................................................43
   SECTION 5.20   PRESENCE OF HAZARDOUS MATERIALS OR HAZARDOUS MATERIALS CONTAMINATION..................44
   SECTION 5.21   COMPLIANCE IN ZONING..................................................................44
   SECTION 5.22   PLANS AND SPECIFICATIONS..............................................................44
   SECTION 5.23   BUILDING PERMITS; OTHER PERMITS.......................................................44
   SECTION 5.24   UTILITIES.............................................................................44
   SECTION 5.25   ACCESS; ROADS.........................................................................45
   SECTION 5.26   OTHER LIENS...........................................................................45
   SECTION 5.27   DEFAULTS..............................................................................45
   SECTION 5.28   NATURE OF CREDIT FACILITY; USURY; DISCLOSURES.........................................45
   SECTION 5.29   SURVIVAL; UPDATES OF REPRESENTATIONS AND WARRANTIES...................................45
   SECTION 5.30   ACCOUNTS..............................................................................46

ARTICLE VI..............................................................................................46


CONDITIONS OF LENDING...................................................................................46

   SECTION 6.1    NO DEFAULT............................................................................46
   SECTION 6.2    OPINION OF COUNSEL FOR THE BORROWER...................................................47
   SECTION 6.3    APPROVAL OF COUNSEL FOR THE LENDERS...................................................47
   SECTION 6.4    SUPPORTING DOCUMENTS..................................................................47
   SECTION 6.5    FINANCING DOCUMENTS...................................................................47
   SECTION 6.6    INSURANCE.............................................................................47
   SECTION 6.7    SECURITY DOCUMENTS....................................................................47
   SECTION 6.8    ADDITIONAL BORROWER JOINDER SUPPLEMENT................................................48

ARTICLE VII.............................................................................................48


AFFIRMATIVE COVENANTS OF BORROWER.......................................................................48

   SECTION 7.1    FINANCIAL STATEMENTS..................................................................48
   SECTION 7.2    FINANCIAL COVENANTS...................................................................49
   SECTION 7.3    TAXES AND CLAIMS......................................................................52
   SECTION 7.4    LEGAL EXISTENCE.......................................................................52
   SECTION 7.5    CONDUCT OF BUSINESS AND COMPLIANCE WITH LAWS..........................................53
   SECTION 7.6    USE OF PROCEEDS.......................................................................54
   SECTION 7.7    INSURANCE.............................................................................54
   SECTION 7.8    MAINTENANCE OF PROPERTIES.............................................................57
   SECTION 7.9    MAINTENANCE OF THE COLLATERAL.........................................................57
   SECTION 7.10   OTHER LIENS, SECURITY INTERESTS, ETC..................................................57
   SECTION 7.11   DEFENSE OF TITLE AND FURTHER ASSURANCES...............................................57
   SECTION 7.12   SUBSEQUENT OPINION OF COUNSEL AS TO RECORDING REQUIREMENTS............................58
   SECTION 7.13   BOOKS AND RECORDS.....................................................................58
   SECTION 7.14   COLLECTIONS...........................................................................58
   SECTION 7.15   NOTICE TO ACCOUNT DEBTORS AND ESCROW ACCOUNT..........................................59
   SECTION 7.16   BUSINESS NAMES........................................................................59
   SECTION 7.17   ERISA.................................................................................59
   SECTION 7.18   MANAGEMENT............................................................................59
   SECTION 7.19   SURVEYS...............................................................................60


   SECTION 7.20   INSPECTIONS; COOPERATION; PAYMENT OF INSPECTING ENGINEER..............................60
   SECTION 7.21   VOUCHERS AND RECEIPTS.................................................................61
   SECTION 7.22   PAYMENTS FOR LABOR AND MATERIALS......................................................61
   SECTION 7.23   CORRECTION OF CONSTRUCTION DEFECTS....................................................61
   SECTION 7.24   FEES AND EXPENSES; INDEMNITY..........................................................62
   SECTION 7.25   GOVERNMENTAL SURVEYS OR INSPECTIONS...................................................62
   SECTION 7.26   COST REPORTS..........................................................................62
   SECTION 7.27   UPDATED APPRAISALS....................................................................62
   SECTION 7.28   NOTIFICATION OF CERTAIN EVENTS, EVENTS OF DEFAULT AND ADVERSE
                  DEVELOPMENTS..........................................................................63
   SECTION 7.29   COMPLIANCE WITH ENVIRONMENTAL LAWS....................................................64
   SECTION 7.30   HAZARDOUS MATERIALS; CONTAMINATION....................................................64
   SECTION 7.31   PARTICIPATION IN REIMBURSEMENT PROGRAMS...............................................65

ARTICLE VIII............................................................................................65


NEGATIVE COVENANTS OF BORROWER..........................................................................65

   SECTION 8.1    BORROWINGS............................................................................65
   SECTION 8.2    DEEDS OF TRUST AND PLEDGES............................................................65
   SECTION 8.3    SALE OR TRANSFER OF ASSETS............................................................66
   SECTION 8.4    OTHER LIENS; TRANSFERS; "DUE-ON-SALE"; ETC............................................66
   SECTION 8.5    ADVANCES AND LOANS....................................................................66
   SECTION 8.6    CONTINGENT LIABILITIES................................................................66
   SECTION 8.7    LICENSES..............................................................................66
   SECTION 8.8    ERISA COMPLIANCE......................................................................67
   SECTION 8.9    TRANSFER OF COLLATERAL................................................................67
   SECTION 8.10   SALE OF ACCOUNTS OR RECEIVABLES.......................................................68
   SECTION 8.11   AMENDMENTS; TERMINATIONS..............................................................68
   SECTION 8.12   PROHIBITION ON HAZARDOUS MATERIALS....................................................68
   SECTION 8.13   SUBSIDIARIES..........................................................................68
   SECTION 8.14   MERGERS OR ACQUISITIONS...............................................................68
   SECTION 8.15   CONDITIONAL SALES.....................................................................69
   SECTION 8.16   CHANGES TO PLANS AND SPECIFICATION....................................................69
   SECTION 8.17   CONSTRUCTION CONTRACT; CONSTRUCTION MANAGEMENT........................................69
   SECTION 8.18   LINE OF BUSINESS......................................................................69

ARTICLE IX..............................................................................................69


EVENTS OF DEFAULT.......................................................................................69

   SECTION 9.1    FAILURE TO PAY AND/OR PERFORM THE OBLIGATIONS.........................................69
   SECTION 9.2    BREACH OF REPRESENTATIONS AND WARRANTIES..............................................70
   SECTION 9.3    FAILURE TO COMPLY WITH COVENANTS......................................................70
   SECTION 9.4    FAILURE TO COMPLY WITH FINANCIAL REPORTING OR BOOKS AND RECORDS.......................70
   SECTION 9.5    OTHER DEFAULTS........................................................................70
   SECTION 9.6    DEFAULT UNDER OTHER FINANCING DOCUMENTS...............................................70
   SECTION 9.7    RECEIVER; BANKRUPTCY..................................................................70
   SECTION 9.8    JUDGMENT..............................................................................70
   SECTION 9.9    EXECUTION; ATTACHMENT.................................................................71
   SECTION 9.10   DEFAULT UNDER OTHER BORROWINGS........................................................71
   SECTION 9.11   CHANGE IN STATUS OR OWNERSHIP.........................................................71
   SECTION 9.12   DAMAGE TO IMPROVEMENTS................................................................71
   SECTION 9.13   MECHANIC'S LIEN.......................................................................71
   SECTION 9.14   SURVEY MATTERS........................................................................71
   SECTION 9.15   GENERAL CONTRACTOR DEFAULT............................................................72
   SECTION 9.16   ZONING................................................................................72
   SECTION 9.17   JOINT VENTURE.........................................................................72


   SECTION 9.18   JOINT VENTURE LEASES..................................................................72

ARTICLE X...............................................................................................72


RIGHTS AND REMEDIES UPON DEFAULT........................................................................72

   SECTION 10.1   DEMAND; ACCELERATION..................................................................72
   SECTION 10.2   FURTHER ADVANCES; IMMEDIATE ACCELERATION..............................................72
   SECTION 10.3   FURTHER ADVANCES; MATERIAL ADVERSE CHANGE OR IMPAIRMENT OF POSITION...................73
   SECTION 10.4   SPECIFIC RIGHTS WITH REGARD TO COLLATERAL.............................................73
   SECTION 10.5   PERFORMANCE BY LENDERS................................................................75
   SECTION 10.6   UNIFORM COMMERCIAL CODE AND OTHER REMEDIES............................................76
   SECTION 10.7   RECEIVER OR OTHER COURT ORDER.........................................................77

ARTICLE XI..............................................................................................77


MISCELLANEOUS...........................................................................................77

   SECTION 11.1   NOTICES...............................................................................77
   SECTION 11.2   CONSENTS AND APPROVALS................................................................78
   SECTION 11.3   REMEDIES, ETC. CUMULATIVE.............................................................78
   SECTION 11.4   NO WAIVER OF RIGHTS BY THE LENDERS....................................................78
   SECTION 11.5   ENTIRE AGREEMENT......................................................................79
   SECTION 11.6   SURVIVAL OF AGREEMENT; SUCCESSORS AND ASSIGNS.........................................79
   SECTION 11.7   EXPENSES..............................................................................79
   SECTION 11.8   COUNTERPARTS..........................................................................80
   SECTION 11.9   GOVERNING LAW.........................................................................80
   SECTION 11.10   MODIFICATIONS........................................................................80
   SECTION 11.11   ILLEGALITY...........................................................................80
   SECTION 11.12   GENDER, ETC..........................................................................80
   SECTION 11.13   HEADINGS.............................................................................80
   SECTION 11.14   WAIVER OF TRIAL BY JURY..............................................................80
   SECTION 11.15   NO WARRANTY BY LENDERS...............................................................81
   SECTION 11.16   LIABILITY OF THE LENDERS.............................................................81
   SECTION 11.17   LICENSE OF TRADENAME.................................................................82
   SECTION 11.18   NO PARTNERSHIP.......................................................................82
   SECTION 11.19   THIRD PARTIES; BENEFIT...............................................................82
   SECTION 11.20   CONDITIONS; VERIFICATION.............................................................82
   SECTION 11.21   SIGNS; PUBLICITY.....................................................................83
   SECTION 11.22   MANDATORY ARBITRATION................................................................83
   SECTION 11.23   TIME OF ESSENCE......................................................................84

              AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT


                  THIS AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (the "Agreement") is made this 12th day of February, 1999, by and between ALS HOLDINGS, INC., a Delaware corporation ("Holdings"), ALS WISCONSIN HOLDINGS, INC., a Delaware corporation ("Wisconsin Holdings"), and BANK UNITED as agent (the "Agent") for itself and for certain additional Lenders (as hereinafter defined).

                                 R E C I T A L S


         A. The Lenders have made a Credit Facility available to the Borrower and any Additional Borrowers in the original maximum principal sum of $80,000,000 or such greater amount as may be from time to time committed by the Agent and the other Lenders.


         B. The Credit Facility is governed by a Financing and Security Agreement dated September 28, 1998 (as amended, modified, substituted, extended and renewed from time to time the "Existing Financing Agreement") by and between the Borrower and the Agent on behalf of the other Lenders.


         C. Pursuant to the terms of an Additional Borrower Joinder Supplement dated December 10, 1998, Wisconsin Holdings became an Additional Borrower under the Credit Facility.


         D. The Borrower has requested and the Agent has agreed to modify certain of the provisions of the Existing Financing Agreement as hereinafter set forth on the condition that this Agreement be executed and delivered to the Agent amending and restating the Existing Financing and Security Agreement in its entirety.


                                   AGREEMENTS


         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:
                                   DEFINITIONS

         Section 1.1  Certain Defined Terms.

           As used herein, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

         "Account", individually, and "Accounts", collectively, mean with respect to any Borrower and with respect to the Guarantor pertaining to all Eligible Projects, all presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, instruments, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in or a lease of goods, all rights to receive the payment of money or other consideration under present or future contracts arising out of or relating to any and all Eligible Projects (including, without limitation, all rights to receive the payment of money or other consideration from, or on behalf of, any private pay patient), or by virtue of services rendered, loans and advances made or other considerations given, by or set forth in, or arising out of, any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements which gave rise to any or all of the foregoing insofar as they pertain to the Eligible Projects, including all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including real property mortgages) given by any person with respect to any of the foregoing, including, without limitation, all rights to receive payment of money or other consideration from, or on behalf of, any private pay patient, all rights to receive payments under all Resident Agreements, and all third-party payor contracts (including Medicare and Medicaid to the extent permitted by Law), including, but not limited to, the Veterans Administration, Participation Agreements, and any and all depository accounts (other than resident trust accounts) into which the proceeds of all or any portion of such accounts may be now or hereafter deposited, and all proceeds (cash and non-cash) of the foregoing.

         "Account Debtor" means any Person who is obligated on a Receivable and "Account Debtors" mean all Persons who are obligated on the Receivables.

         "Act of Bankruptcy" means the filing of a petition in bankruptcy under the Bankruptcy Code or the other commencement of a proceeding under any other applicable law concerning insolvency, reorganization or bankruptcy, now or hereafter in effect.

         "Acquired Project" means a Facility, purchased by a Borrower from a third party as a Completed Project, which has been open and operating for less than twelve (12) months.

         "Acquisition Project" means a Facility, purchased by a Borrower from a third party as a Completed Project, which has been open and operating for twelve
(12) consecutive months or longer.

         "Additional Borrower" means each Wholly Owned Subsidiary of Holdings or ALS which is acceptable to the Agent and which has executed and delivered an Additional Borrower Joinder Supplement and has otherwise complied with the provisions of Section 4.1.

         "Additional Borrower Joinder Supplement" means an Additional Borrower Joinder Supplement in the form to be provided by the Agent, with the blanks appropriately completed and executed and delivered by the Additional Borrower and by the Borrowers.

         "Affiliate" means an entity in which ALS (or another entity which ALS controls), holds an ownership interest equal to or greater than fifty-one percent (51%).

         "Agency Agreement" means that any Agency Agreement which may be executed by and among the Agent and the other Lenders, as the same may be amended, restated or substituted from time to time.

         "Agent" means  Bank United, its successors and assigns.

         "Agreement" means this Financing and Security Agreement and all amendments, extensions, restatements, substitutions and supplements hereto which may from time to time become effective in accordance with the provisions of
Section 11.10 hereof.

         "ALS" means Alternative Livings Services, Inc. a Delaware corporation.

         "Architect" means the architect named in an Architect's Contract, if any, and his or its successors and permitted assigns.

         "Architect's Contract" means an agreement by and between the Borrower, as owner, and the architect for a particular Facility, or any contract for architectural services relating to the development of the Land and/or the construction of the Improvements for each of the Eligible Projects made by the Borrower and an architect and approved in writing by the Agent, as the same may be amended from time to time with the prior written approval of the Agent.

         "Banking Days" means a day on which a Lender is open for the conduct of substantially all of its banking business at its office in the city in which the
Note is payable and must also be a day on which dealings are carried on in the applicable interbank Eurodollar market.

         "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. 101 et seq.

         "Borrower" means individually and/or collectively Holdings or any Additional Borrower.

         "Borrowing Base" means at any time an amount equal to the lesser of (a) the lesser of the aggregate dollar amounts of the Deed of Trust Lien Amounts for each of the Eligible Projects or the aggregate dollar amounts of: (i) 75% of the appraised value of each Pool A Project, (ii) 60% of the appraised value of each Pool B Project and
(iii) 40% of the appraised value of each Pool C Project; or (b) the aggregate dollar amount equal to 80% of the Costs Incurred to Date for each Pool A Project, 60% of the Costs Incurred to Date for each Pool B Project, and 40% of the Costs Incurred to Date for each Pool C Project.

         "Borrowing Base Report" shall have the meaning set forth in Section 2.1(d) hereof.

         "Campus Project" means more than one Facility at a single location consisting of two or more Senior Living Facility buildings of one or more model type.

         "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods; and all proceeds (cash and non-cash) of the foregoing.

         "Collateral" means all of the Borrower's Accounts, Equipment, General Intangibles, documents, Chattel Paper, Instruments and Inventory, all right, title and interest of the Borrower in and to the Operating Agreements and Management Contracts (including, without limitation, the Management Agreement), Resident Agreements (to the extent and only to the extent the same can be pledged or assigned in compliance with applicable law), Physician Contracts, Participation Agreements, the Licenses to the extent and only to the extent the same can be pledged or assigned in compliance with applicable law (whether or not designated with initial capital letters), and all other management contracts, operating agreements, service agreements and any other agreements pertaining to the Eligible Projects as those terms are defined herein and in the Uniform Commercial Code as presently adopted and in effect in the State of Texas, and shall also cover, without limitation, (i) any and all property specifically included in those respective terms in this Agreement or in the Financing Documents, (ii) all right, title and interest of the Borrower in and to Leases or subleases, rents, royalties, issues, profits, revenues, earnings, income or other benefits of the Property, or arising from the use or enjoyment of the Property, or from any lease or other use and occupancy agreement pertaining to the Property (to the extent and only to the extent the same can be pledged or assigned in compliance with applicable law), (iii) all right, title and interest of the Borrower under all construction, architectural and design contracts and plans and specifications,(iv) any and all property and/or collateral described in any of the Security Documents, including, without limitation, this Agreement, and the Deeds of Trust, (v) any and all bank accounts or other deposit accounts of the Borrower wherever located, and (vi) all proceeds (cash and non-cash, including, without limitation, insurance proceeds) of the foregoing.

         "Collateral Assignments" means collectively the Collateral Assignment of Licenses, Participation Agreements and Resident Agreements executed in connection with each Facility Closing among the Borrower, the Management Company and the Agent and the Collateral Assignment of Operating Agreements and Management Contracts executed in connection with each Facility Closing among the Borrower, the Management Company and the Agent.

         "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended and the regulations promulgated or issued thereunder.

         "Completion Guaranty" or "Completion Guaranties" means, individually or collectively, a Guaranty of Completion executed by the Guarantor in favor of the Lenders in connection with the Facility Closing for a Development Project which is not a Completed Project.

         "Completed Project" means an Eligible Project for which the Lender has received all of the due diligence items listed in Section 4.4 hereof.

         "Construction Contract" or "Construction Contracts" means, individually or collectively, the general contractor's agreements by and between the Borrower, as owner, and a general contractor for the development of any of the Land and/or the construction of any of the Improvements and approved in writing by the Agent, as the same may be amended from time to time with the prior written approval of the Agent.

         "Costs Incurred to Date" means as to an Eligible Project constructed or under construction by a Borrower, actual costs expended by the Borrower or a Wholly Owned Subsidiary under a Total Development Budget and reported to the Lender through the requisition process as verified by the Lender pursuant to the provisions of the Financing Agreement; provided, however, no cost overruns not otherwise covered by a contingency category in the Total Development Budget will be included in the definition of Costs Incurred to Date without the Lender's prior written consent. "Costs Incurred to Date" for an Acquisition Project or a completed Eligible Project means the purchase price and related expenses of acquisition.

         "Credit Facility" means the revolving line of credit in a maximum principal sum at any one time outstanding equal to the Credit Facility Committed Amount.

         "Credit Facility Closing" shall mean the date on which the documents evidencing and initially securing the Credit Facility are executed and delivered to the Agent.

         "Credit Facility Committed Amount" means $80,000,000 or such larger amount, not to exceed $100,000,000, which the Lenders may from time to time severally commit to lend to the Borrower pursuant to the terms of the Agency Agreement, any amendment to this Agreement and the applicable Note.

         "Debt Service" means for any period of determination the annual principal and interest payments required to fully amortize an Eligible Project's Costs Incurred to Date in equal monthly installments of principal and interest based on a 25-year amortization schedule and a rate equal to 200 basis points per annum in excess of the then current rate for ten (10) year United States Treasury Notes, as reported in the most recent Federal Reserve Statistical Release H.15(519) but in no event shall the rate (as calculated as aforesaid) be less than 7.5% per annum.

         "Debt Service Coverage Ratio" means the ratio of Net Operating Income to Debt Service.

         "Deed of Trust" or "Deeds of Trust" means, individually or collectively, a Deed of Trust, Assignment and Security Agreement, a Mortgage, Assignment and Security Agreement, an Indemnity Deed of Trust, Assignment and Security Agreement or an Indemnity Mortgage, Assignment and Security Agreement or comparable security documents covering Property and securing the Obligations as the same may be from time to time amended, restated, or replaced.

         "Deed of Trust Lien Amount" means the dollar amount of the Lien created by a Deed of Trust on the Borrower's fee simple interest in an Eligible Project, the lien amount being the lesser of (i) 75% of such Eligible Project's appraised value at stabilization, or (ii) 80% of such Eligible Project's Total Development Budget.

         "Default" means, with respect to each Financing Document, a default which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

         "Development Project" means a Facility being constructed by a Borrower which has not been open and operating for more than one (1) year, or a Facility which has been acquired by a Borrower which has been open for less than one (1) year.

         "EBITDAR" means earnings before interest, taxes, depreciation, amortization, and Rent, plus the dollar amount of the Guarantor's minority interest in losses of unconsolidated subsidiaries.

         "Eligible Project" means any location in the United States (a) of a Development Project, an Acquisition Project or a Stabilized Project; (b) for which the Agent has received and reviewed all pre-closing due diligence items;
(c) for which the Agent has received a Total Development Budget including a pro forma operating budget acceptable to the Agent; (d) for which a Facility Closing has been completed and a Deed of Trust has been recorded on the Eligible Project; and (e) for which Agent has received other documentation necessary to perfect a lien on the Collateral in favor of the Bank Group.

         "Enforcement Costs" means all expenses, charges, costs and fees whatsoever (including, without limitation, attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lenders in connection with (a) the collection or enforcement of any or all of the Obligations, (b) the preparation of or changes to this Agreement, the Note, the Security Documents and/or any of the other Financing Documents, (c) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, including, without limitation, those sums paid or advanced, and costs and expenses, more specifically described in Sections 10.4 and 11.7, (d) the monitoring, administration, processing, servicing of any or all of the Obligations and/or the Collateral (e) post-judgment enforcement or collection actions, and (f) bankruptcy proceedings of the Borrower.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Equipment" means all equipment, machinery, furniture and fixtures and supplies of every nature, presently existing or hereafter acquired or created and wherever located, together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions therefor and all parts and equipment which may be attached to or which are necessary for the operation and use of such personal property, whether or not the same shall be deemed to be affixed to real property, and all rights under or arising out of present or future contracts relating to the foregoing and all proceeds (cash and non-cash) of the foregoing.

         "Eurodollar Period" or "Eurodollar Periods" shall have the meaning set forth in the Note.

         "Eurodollar Rate" means, for any portion of the principal sum for any Eurodollar Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London Time) three (3) Banking Days prior to the first day of such Eurodollar Period for a term comparable to such Eurodollar Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Eurodollar Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London Time) three (3) Banking Days prior to the first day of such Eurodollar Period for a term comparable to such Eurodollar Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         "Event(s) of Default" means the occurrence of any one or more of the events specified in Part IX of this Agreement or in the other Financing Documents and the continuance of such event beyond the applicable grace and/or cure periods therefor, if any, set forth in Part IX or in the other Financing Documents.

         "Expense Payments" shall have the meaning set forth in Section 10.5 hereof.

         "Facility" and "Facilities" mean, individually or collectively, a Senior Living Facility.

         "Facility Closing" has the meaning set forth in Section 4.1 hereof.

         "Financing Documents" means at any time collectively this Agreement, the Note, the Deeds of Trust, the Guaranty Agreement, the Performance Guaranty, any Additional Borrower Joinder Supplements, the Management Fee Subordination Agreement, the Security Documents, and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrower and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with any of the Obligations and/or in connection with this Agreement, the Note and/or any of the Security Documents, as the same may from time to time be amended, restated, supplemented or otherwise modified.

         "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

         "General Contractor" or "General Contractors" shall mean individually or collectively the general contractors named in the Construction Contracts and his or its respective successors and permitted assigns.

         "General Intangibles" means any and all general intangibles of every nature, whether presently existing or hereafter acquired or created arising out of or relating to any or all of the Eligible Projects, including without limitation all books, correspondence, credit files, records, computer programs, computer tapes, cards and other papers and documents in the possession or control of the Borrower or the Guarantor, claims (including without limitation all claims for income tax and other refunds), choses in action, judgments, patents, patent licenses, trademarks, trademark licenses (excluding any license to the Borrower for the "Wynwood", "Crossings", "Clare Bridge", "Wovenhearts" "Sterling House" or "Sterling Cottage" trademarks or tradenames), licensing agreements, rights in intellectual property, goodwill, as that term is defined in accordance with GAAP (including all goodwill of the Borrower's business symbolized by, and associated with, any and all trademarks, trademark licenses, copyrights and/or service marks), royalty payments, contractual rights, rights as lessee under any lease of real or personal property, literary rights, copyrights, service names, service marks, logos, trade secrets, all amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures or general or limited partnerships, all Licenses, construction permits, Operating Agreements and Management Contracts, Participation Agreements, Management Agreements and Resident Agreements, and all proceeds (cash and non-cash) of the foregoing.

         "Governmental Authority or Authorities" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantor" means ALS.

         "Guaranty Agreement" means the Guaranty of Payment Agreement by the Guarantor of even date herewith.

         "Hazardous Materials" means any flammable explosives, radioactive materials, hazardous waste, toxic substances or related materials, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde, radon, and any substance defined as or included in the definition of (a) any "hazardous waste" as defined by the Resource Conservation Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any "toxic substance" as defined by the Toxic Substances Control Act, as amended from time to time, and regulations promulgated thereunder; (d) any hazardous or infectious medical waste including, but not limited to, cultures and stocks of infectious agents and associated biologicals, pathological wastes, human and animal blood specimens and blood products, anatomical materials, blood, blood-soiled articles, contaminated materials, microbiological laboratory wastes, sharps, chemical wastes, infectious wastes, chemotherapeutic wastes, and radioactive wastes; (e) any substance, the presence of which on any property now or hereafter owned, operated or acquired by the Borrower is prohibited or regulated under any applicable Federal or state laws or regulations; and (f) any other substance, pollutant, contaminant, chemical, or industrial toxic hazardous substance or waste, including without limitation hazardous materials, which by law is prohibited or is otherwise regulated as a hazardous material.

         "Hazardous Materials Contamination" means the contamination by, release or spill of (whether presently existing or occurring after the date of this Agreement), Hazardous Materials of or on any property owned, operated or controlled by the Borrower, or for which the Borrower has responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned, operated or acquired by the Borrower, and any other contamination by Hazardous Materials for which the Borrower is, or is claimed to be, responsible.

         "Holdings" means ALS Holdings, Inc., a Delaware corporation.

         "Hydric Soils" means any soil category upon which building would be prohibited or restricted under applicable governmental requirements (including, without limitation, those imposed by the U.S. Army Corps of Engineers based upon its guidelines as to, among other things, soil, vegetation and effect on the ecosystem).

         "Improvements" shall have the meaning given to that term in each Deed of Trust.

         "Inspecting Engineer" shall mean such person or firm as the Agent may from time to time appoint or designate for purposes related to the inspection of the progress of the development of any of the Land and the construction of any of the Improvements, conformity of construction with the applicable Plans and Specifications, and for such other purposes as the Agent may from time to time deem appropriate or as may be required by the terms of this Agreement.

         "Instruments" means any and all notes, notes receivable, drafts, acceptances, and similar instruments or documents, both now owned or hereafter created or acquired arising out of or relating to the Facility (or any part thereof).

         "Interest" means the sum of all interest expense (as defined by GAAP), net of interest income.

         "Inventory" means any and all inventory of the Borrower and all right, title and interest of the Borrower in, and to, all of its now owned and hereafter acquired goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease arising out of or relating to any and all Facilities, including, without limitation, all supplies of any kind, nature or description which are used or consumed in the Borrower's business and all documents of title or documents representing the same and all proceeds (cash and non-cash) and products of the foregoing.

         "Joint Venture" means an entity formed as a joint venture between ALS or a Wholly Owned Subsidiary and one (1) or more joint venture partners as a single-purpose, bankruptcy-remote legal entity.

         "Joint Venture Lease" means a lease between a Borrower and a Joint Venture to operate an Eligible Project.

         "Land" shall have the meaning described in the Deeds of Trust or in any applicable Deed of Trust as the context shall indicate.

         "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any Governmental Authority or any court or similar entity established by any thereof.

         "Lease" shall have the meaning set forth in a Deed of Trust.

         "Lenders" means collectively, except as the context may otherwise indicate, the Agent and any and all additional lenders who are or shall be from time to time participating as lenders under the Credit Facility pursuant to any Agency Agreement. "Lender" means any of the Lenders individually.

         "Lender Tax" means any present or future tax, levy, cost or charge of any nature imposed by any Governmental Authority, excluding taxes on or measured by the net income of any Lender imposed by the Internal Revenue Service or by any jurisdiction in which the principal or relevant lending office of such Lender is located.

         "Licenses" means any and all licenses, certificates of need, operating permits, franchises, and other licenses, authorizations, certifications, permits, or approvals, other than construction permits, issued by, or on behalf of, any Governmental Authority now existing or at any time hereafter issued, with respect to the acquisition, construction, renovation, expansion, leasing, management, ownership and/or operation of any and all Facilities, accreditation of any Facility, and/or the participation or eligibility for participation in any third party payment or reimbursement programs to the extent the Borrower or any Guarantor Subsidiary is participating in such programs (but specifically excluding any and all Participation Agreements to the extent required by law), any and all operating licenses issued by any state Governmental Authority, any and all pharmaceutical licenses and other licenses related to the purchase, dispensing, storage, prescription or use of drugs, medications, and other "controlled substances," any and all licenses relating to the operation of food or beverage facilities or amenities, if any, and any and all certifications and eligibility for participation in Medicare, Medicaid, Blue Cross and/or Blue Shield, or any of the Managed Care Plans, private insurer, employee assistance programs or other third party payment or reimbursement programs as the same may from time to time be amended, renewed, restated, reissued, restricted, supplemented or otherwise modified.

         "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, consensual or non-consensual, including, without limitation, any conditional sale or other title retention agreement, filed or un-filed tax liens, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Liquidation Costs" shall have the meaning set forth in Section 10.6 hereof.

         "Loan" shall have the meaning set forth in Section 2.1 hereof.

         "Managed Care Plans" means any health maintenance organization, preferred provider organization, individual practice association, competitive medical plan, or similar arrangement, entity, organization, or Person.

         "Management Agreement" means any and all Management Agreements entered into or to be entered into by and between the Borrower or the Joint Venture and the

Management Company relating to the management of an Eligible Facility, as the same may from time to time be amended, restated, supplemented or otherwise modified.

         "Management Company" means ALS, its successors and assigns and any other Person which may become the manager of the Facilities.

         "Management Fee Subordination Agreement" shall have the meaning set forth in Section 7.18 hereof.

         "Material Lease" shall mean a lease of a portion of any of the Property which generates $25,000 per year or more in gross revenue for such Property.

         "Maximum Construction Period" means construction has been on-going for not longer than the applicable period for the Facility model type as set forth in Section 7.2.2 hereof.

         "Minimum Occupancy Requirement" means for an Eligible Project a minimum Resident Occupancy for the particular type and model of Facility as set forth in
Section 7.2.2 hereof.

         "Mortgage Lien Amount" means Deed of Trust Lien Amount.

         "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Operating Income" means total operating revenue less total operating expenses (excluding interest, federal and state income taxes, depreciation and amortization) but including a management fee to the Management Company of the higher of five percent (5%) of gross revenues net of management expenses reflected in the income statement for the Facility or the actual management fee if paid to a non-affiliate of the Guarantor for the period in question as shown in financial information provided by the Borrowers.

         "Note" shall have the meaning set forth in Section 2.1 hereof.

         "Obligations" means all present and future debts, obligations, and liabilities, whether now existing or hereafter arising, of the Borrower to the Agent or any Lender under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, the Note, the Deeds of Trust, each Security Document, and any of the other Financing Documents, including, without limitation, the principal of, and interest on, the Note, late charges, Enforcement Costs, and other prepayment penalties (if any), letter of credit fees or fees charged with respect to any guaranty of any letter of credit, and also means all other present and future indebtedness, liabilities and obligations, whether now existing or hereafter arising, of the Borrower to the Lenders of any nature whatsoever regardless of whether such debts, obligations and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent, and any and all renewals, extensions and rearrangements of any such debts, obligations and liabilities.

         "Operating Agreements and Management Contracts" means any and all contracts and agreements previously, now or at any time hereafter at any time entered into by the Borrower with respect to the acquisition, construction or renovation of a significant nature, expansion, ownership, operation, maintenance, use or management of any or all of the Facilities or otherwise concerning the operations and business of any or all of the Facilities, including, without limitation, any and all service and maintenance contracts, any employment contracts, any and all management agreement other than the Management Agreements, any and all consulting agreements, laboratory servicing agreements, pharmaceutical contracts, physician, other clinician or other professional services provider contracts, food and beverage service contracts, and other contracts for the operation and maintenance of, or provision of services to, a Facility, as the same may from time to time be amended, restated, supplemented, renewed, or modified.

         "Operating Month" means the first full calendar month after the issuance of all required Licenses for any Facility and each month thereafter.

         "Operating Reserve" shall mean a reserve in an amount approved by the Agent included in each Total Development Budget to cover the costs of leasing up a Facility and initial operating deficits.

         "Participation Agreements" means any and all third party payor participation or reimbursement agreements now or at any time hereafter existing for the benefit of the Borrower relating to rights to payment or reimbursement from, and claims against, private insurers, Managed Care Plans, material employee assistance programs, Blue Cross and/or Blue Shield, federal, state and local Governmental Authorities, including without limitation, Medicare and Medicaid, and other third party payors, as the same may from time to time be amended, restated, extended, supplemented or modified.

         "Performance Guaranty" means individually or collectively a Guaranty of Performance by the Guarantor in connection with a Facility Closing.

         "Permitted Equipment Financing" means equipment leases with an aggregate present value of the total rents of not in excess of $250,000 per Facility.

         "Permitted Liens" means: (a) Liens for Taxes which are not delinquent or which the Agent has determined in the exercise of its sole and absolute discretion (i) are being diligently contested in good faith and by appropriate proceedings, (ii) the Borrower has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting the Borrower, and (iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Lenders; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens in favor of the Lenders pursuant to the Credit Facility;
(d) judgment Liens to the extent the entry of such judgment does not constitute an Event of Default under the terms of this Agreement or result in the sale of, or levy of execution on, any of the Collateral; (e) the Permitted Equipment Financing; and (f) such other Liens, if any, as are identified as Permitted Encumbrances as defined in a Deed of Trust.

         "Person" shall mean and include an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association, any Governmental Authority or any other entity.

         "Plans and Specifications" shall mean any and all plans and specifications prepared in connection with the development of the Land and/or the construction of the Improvements for any Eligible Project which is a Development Project and which are approved in writing by the Agent, as the same may from time to time be amended with the prior written approval of the Agent, including but not limited to, plans and specifications prepared by an Architect, a copy of which have been initialed by the Borrower and the Agent for identification and delivered to the Agent.

         "Pool A Project" means any Eligible Project which, at any time when the Borrowing Base is computed, meets the applicable Pool A covenants set forth in
Section 7.2.2 hereof.

         "Pool B Project" means any Eligible Project which, when the Borrowing Base is computed, has not met the definition of a Pool A Project for the most recent three (3) months or which fails to meet the applicable Joint Venture buy-out provision of Section 7.2.2(i).

         "Pool C Project" means any Eligible Project which, when the Borrowing Base is computed, has not met the definition of a Pool A Project for the most recent six (6) months or which fails to meet the applicable Joint Venture buy-out provision of Section 7.2.2(i).

         "Post Default Rate" means the interest rate on the Note in the absence of an Event of Default plus two percent (2%) per annum.

         "Prime Rate" shall have the meaning set forth in Section 2.4.2 hereof.

         "Pro Forma Operating Statement" means the Borrower's projection for not less than 36 months from the first Operating Month including occupancy projections and projected operating expenses and operating losses.

         "Property" shall mean collectively the "Property" as that term is defined in each of the Deeds of Trust.

         "Receivables" means all of the Borrower's now or hereafter owned, acquired or created Accounts, Chattel Paper, Contract Rights, General Intangibles and Instruments, and all cash and noncash proceeds and products thereof.

         "Rent" means lease expense as defined pursuant to GAAP.

         "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

         "Requisition" or "Requisitions" shall have the meaning set forth in
Section 2.2 hereof.

         "Resident Agreements" means any and all contracts, authorizations, agreements and/or consents executed by, or on behalf of any resident or other person seeking services from the Borrower pursuant to which the Borrower provides or furnishes health or assisted living care and related services at any and all of the Facilities, including the consent to treatment, assignment of payment of benefits by third party, as the same may from time to time be amended, restated, supplemented or modified.

         "Resident Occupancy" means the number of residents who are in occupancy at a Facility and paying fees pursuant to a resident agreement.

         "Revolving Credit Expiration Date" means September 24, 2001 or any date to which it may be extended from time to time pursuant to the terms of Section
2.5 hereof.

         "Revolving Credit Termination Date" means the earlier of (a) the Revolving Credit Expiration Date, or (b) the date on which the Credit Facility is terminated pursuant to Article X hereof or otherwise.

         "Security Documents" shall mean, collectively, any assignment, including, without limitation, the Collateral Assignments and any assignment, pledge agreement, security agreement, mortgage, deed of trust (including the Deeds of Trust), leasehold mortgage, leasehold deed of trust, deed to secure debt, financing statement, initial transaction statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Lenders on any collateral to secure the Obligations, as the same may from time to time be amended, restated, supplemented or otherwise modified.

         "Senior Living Facility" and "Senior Living Facilities" mean individually or collectively, an assisted living facility, an independent living facility or a dementia care facility for persons with Alzheimer's disease and other forms of memory impairment.

         "Stabilized Project" means an Eligible Project with a Resident Occupancy of at least 85% and shall include a Development Project which has been open for twelve (12) months or longer or which has earlier achieved a ratio of Net Operating Income to Debt Service of not less than 1.25 to 1.00 measured for three consecutive months.

         "Subordinated Debt" means any indebtedness of a person incurred at any time the repayment of which is subordinated to other indebtedness of such person pursuant to a written agreement and specifically including (i) the Guarantor's $143,750,000 aggregate original principal amount of 5.25% convertible subordinated debentures due December 15, 2002; (ii) the Guarantor's $50,000,000 aggregate original principal amount of 7.00% convertible subordinated debentures due June 1, 2004; (iii) the Guarantor's $35,000,000 aggregate original principal amount of 6.75% convertible subordinated debentures due June 20, 2006.

         "Survey" shall mean a plat of the Land for any Facility which clearly designates at least (i) the location of the perimeter of such Land by courses and distances; (ii) the location of all easements, rights-of-way, alleys, streams, waters, paths and encroachments; (iii) the location of all building restriction lines and set-backs, however established; (iv) the location of any streets or roadways abutting such Land; and (v) the "as-built" locations of the Improvements located on such Land and the relation of such Improvements by courses and distances to the perimeter of such Land, building restriction lines and set-backs, all in conformity with the Minimum Standard Detail Requirements for Land Title Surveys adopted by the American Congress on Surveying and Mapping (1992 Edition).

         "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on the Borrower or any of its properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

         "Total Capital" means the sum of Net Worth, Total Funded Debt and Subordinated Debt.

         "Total Development Budget" means the development, construction and opening operating expense budget or acquisition and opening operating expense budget for an Eligible Project as reviewed and approved by the Agent.

          "Total Funded Debt" at any time means the sum at such time of (a) indebtedness for borrowed money or for the deferred purchase price of property or services, (b) any obligations in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of the Guarantor, (c) lease obligations which have been or should be, in accordance with GAAP, capitalized on the books of the Guarantor, (d) all liabilities secured by any property owned by the Guarantor, as the case may be, to the extent attached to the Guarantor's interest in such property, even though the Guarantor has not assumed or become liable for the payment thereof, and (e) in the case of the Guarantor, any obligation of the Guarantor or a Commonly Controlled Entity to a Multiemployer Plan; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of the Guarantor in accordance with GAAP and excluding Subordinated Debt.

         "Wholly Owned Subsidiary" or "Wholly Owned Subsidiaries" means one or more subsidiaries 100% owned by ALS which is or has been created for the sole purpose of acquiring or constructing and owning and operating a Facility.

         Section 1.2  Accounting Terms and Other Definitional Provisions.

         Unless otherwise defined in this Agreement, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined in this Agreement, and accounting terms only partly defined in this Agreement, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined in this Agreement, all terms used in this Agreement which are defined by the Texas Uniform Commercial Code shall have the same meanings as assigned to them by the Texas Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, Section, subsection, schedule and exhibit references are references to sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used in this Agreement, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Any reference to Land, the Improvements or the Property shall mean all or any portion of each of the foregoing, respectively unless the context indicates that such terms refer to an individual Facility. Reference to any one or more of the Financing Documents and any of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.


                                   ARTICLE II


                                    BORROWING

         Section 2.1  The Loan.

                      (a) The Lenders agree to lend to the Borrower pursuant to the terms and conditions of this Agreement and the Borrower agrees to borrow on a revolving basis from the Lenders from time to time the principal amount (the "Loan") not to exceed at any time outstanding the lesser of (i) the Credit Facility Committed Amount, or (ii) the Borrowing Base.

                      (b) The obligation of the Borrower to repay the Loan shall be evidenced by the Promissory Note of even date herewith payable to the Lender in the form attached hereto as EXHIBIT A and any other Promissory Notes which may be executed by the Borrower in the future payable to the Lenders in substantially the form set forth in EXHIBIT A (collectively, as amended, restated, substituted, extended, renewed and otherwise modified from time to time, the "Note"). The Note shall bear interest and shall be repaid by the Borrower in the manner and at the times set forth in the Note.

                      (c) The conditions precedent for making an advance under the Loan shall be as set forth in this Agreement. Sums borrowed and repaid may be readvanced under the terms and conditions of this Agreement.

                      (d) Not more frequently than monthly but at least quarterly, the Agent will prepare a Borrowing Base Report (each a "Borrowing Base Report") in the form attached or to be attached hereto as EXHIBIT B which must be certified by the Borrower listing for each of the Eligible Projects (i) the applicable Deed of Trust Lien Amount, (ii) the status of the Eligible Facility as a Development Project, an Acquired Project or a Stabilized Project,
(iii) the Costs Incurred to Date, as described in the applicable Total Development Budget, (iii) the length of time the Facility has been under construction (if applicable), and (iv) its status as of the most recent reporting date as a Pool A, Pool B or Pool C Project. The foregoing notwithstanding, the Borrowing Base Report will be issued more frequently than monthly if the Borrower requests the addition of an additional Eligible Project or Projects with a value of at least $3,000,000 to the Borrowing Base; provided, however, Borrowing Base Reports will not be issued more frequently than semi-monthly. The Borrowing Base Report will be based on the outcome of the cost verification procedures hereinafter described, appraisals obtained by the Agent and other information on the Eligible Projects provided by the Borrower or obtained by the Agent. The Borrowing Base shall be computed based on the Borrowing Base Report most recently prepared by the Agent. In the event the Borrower shall fail to furnish other current reports or information as reasonably required by the Agent pursuant to the Financing Documents, or in the event the Agent believes that a Borrowing Base Report is no longer accurate, the Agent may, in its reasonable discretion exercised from time to time and without limiting its other rights and remedies under the Financing Documents, upon notice to the Borrower and the expiration of a cure period of five (5) Banking Days, designate any Eligible Project as a Pool C Project or suspend the making of or limit advances under the Loan. The Borrowing Base shall be subject to reduction as a result of the following events: (i) the release of an Eligible Project from the lien of the applicable Deed of Trust; (ii) the change of any Eligible Project's status as a Pool A or B Project to a Pool B or C Project respectively as determined by the Agent; or (iii) the diminution in the value of an Eligible Project based upon an appraisal obtained pursuant to Section 7.28. The Borrowing Base shall be subject to increase as a result of the following events: (i) addition of Eligible Projects; (ii) increase in the Costs Incurred to Date as determined by the Agent during the period since the last Borrowing Base Report; or (iii) the change of an Eligible Project's status as a Pool B or C Project to a Pool A Project since the date of the most recent Borrowing Base Report as determined by the Agent.

                      (e) No advances may be made or be outstanding under the Credit Facility in respect of availability under the Borrowing Base from Pool B or C Projects until there are at least five (5) Pool A Projects in the Borrowing Base and until and during such times as sixty percent (60%) of all Eligible Projects in the Borrowing Base are Pool A Projects.

                      (f) For purposes of determining Costs Incurred to Date, each Total Development Budget may include the cost of (i) the acquisition by the Borrower of the Land which is the site of such Facility or, in the case of an Acquired Facility, the Land and the Facility's Improvements including the purchase price paid and expenses incurred in connection with due diligence and in closing of such acquisition; (ii) the construction on the Property of a Facility which is not an Acquired Facility containing residential units and common facilities; (iii) marketing, staffing and similar pre-opening expenses; and (iv) an Operating Reserve.

                      (g) The Borrower shall furnish to the Agent such schedules, certificates, lists, records, reports, information and documents as required by the Agent from time to time so that the Agent may, in its reasonable discretion, determine the Borrowing Base.

                      (h) If at any time the aggregate principal amount of the Loan outstanding exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrower shall within three (3) Banking Days of notice thereof from the Agent either pay the amount of the Borrowing Base Deficiency and/or add Eligible Projects to increase the Borrowing Base to an amount which is at least equal to the aggregate principal amount outstanding under the Loan.


         Section 2.2  Procedure for Advances.
                      (a) The Agent will make advances not more frequently than twice during each month upon receipt of a written request from the Borrower in the form designated by the Agent (each a Requisition, collectively, the "Requisitions") signed by Mark W. Ohlendorf or David M. Boitano on behalf of Borrower.

                      (b) Each Requisition is subject to Agent's determination that after giving effect to the Requisition, the outstanding principal balance of the Loan would not exceed the lesser of the then applicable Credit Facility Committed Amount or the Borrowing Base. Each advance under the Loan shall be in an amount of not less than $1,000,000, and in increments of $100,000 in excess thereof. Advances or the renewal of a Eurodollar Period shall be requested by the Borrower orally or in writing by 11:00 A.M. (Houston time) five (5) Banking Days prior to the Banking Day on which the funds will be advanced or the applicable Eurodollar Period will expire. The Agent shall have no obligation to make any advance if at the time such advance is requested and/or is proposed to be funded, there exists an Event of Default or an event which upon notice or lapse of time or both would constitute an Event of Default under the Financing Documents. If the Borrower fails to advise the Agent five (5) Banking Days in advance of the expiration of a Eurodollar Period of its intention to either pay off such portion of the Loan or renew the applicable Eurodollar Period, it shall be assumed by the Agent that the Eurodollar Period is to be renewed.

                      (c) Unless the Agent shall have received notice from Lender prior to the date on which such Lender is to provide funds to the Agent for an advance to be made by such Lender that such Lender will not make available to the Agent such funds, the Agent may assume that such Lender has made such funds available to the Agent on the date of such advance in accordance with the terms of the Agency Agreement and the Agent in its sole discretion may, but the Agent shall not be obligated to, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount.

                      (d) In addition, if the Agent has reason to believe a Default or an Event of Default has occurred, the Borrower hereby irrevocably authorizes the Lenders to make advances of the Loan at any time and from time to time, without further request from or notice to the Borrower, which the Lenders, in their sole and absolute discretion, deems necessary or appropriate to protect the Lenders' interests under this Agreement or otherwise, including, without limitation, advances of the Loan made to cover interest on the Loan, fees, and/or Enforcement Costs, prior to, on, or after the termination of this Agreement, regardless of whether the aggregate amount of the advances of the Loan which the Lenders may make hereunder exceeds the Credit Facility Committed Amount. The Lenders shall have no obligation whatsoever to make any advance under this subsection and the making of one or more advances under this subsection shall not obligate the Lenders to make other similar advances. Any such advances will be evidenced by the Note secured by the Collateral and the Deeds of Trust.


         Section 2.3  Fees.

          The Borrower shall pay to the Agent the fees described in the Fee Agreement between the Borrower and the Agent of even date herewith.

         Section 2.4  Interest Rate Matters.

                      2.4.1    Lender Tax Adjustment

         Each payment made by the Borrower under the Note shall either (i) be exempt from, and be made without reduction by reason of, any Lender Tax or (ii) to the extent that any such payment shall be subject to any Lender Tax, be accompanied by an additional payment by the Borrower of such amount as may be necessary so that the net amount received by each Lender (after deducting all applicable Taxes) is the same as such Lender would have received had such payment not been subject to such Lender Tax. Upon any payment of Lender Tax by the Borrower, the Borrower shall promptly (and in any event within 30 days) furnish to the Agent and applicable Lender such tax receipts, certificates an other evidence of such payment as the Borrower may have or the Agent or the applicable Lender may reasonably request.

                      2.4.2 Inability to Determine Eurodollar Rate.

         In the event that the Agent determines (which determination shall be conclusive absent manifest error) that, by reason of circumstances affecting the London interbank market, quotation of Eurodollar Rates for any portion of the Note are not being provided in the relevant amounts or for the relevant maturities for the purpose of determining a Eurodollar Rate for any portion of the Principal Sum, the Agent will give notice of such determination to the Borrower and each Lender at least one day prior to the date of an advance or any subsequent Eurodollar Period for the Loan. If any such notice is given, no Lender shall have any obligation to make any advance or maintain any principal sum outstanding at a Eurodollar Rate. Until the earlier of the date any such notice has been withdrawn by the Agent or the date when the Lenders and the Borrower have mutually agreed upon an alternate method of determining the rates of interest payable on the Loan, as the case may be, the Borrower shall not have the right to have additional advances or maintain any portion of the Credit Facility at a Eurodollar Rate and interest shall accrue on all sums then outstanding under the Note and on any additional advances at the fluctuating prime rate of interest established and declared by the Agent from time to time (the "Prime Rate") and shall be adjusted immediately and contemporaneously with any change in the Prime Rate. Interest accruing at the Prime Rate shall be computed for the actual number of days which have elapsed from the date of each advance at the Prime Rate or the date of conversion to the Prime Rate on the basis of a 360-day year. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Agent to Borrowers.

                      2.4.3 Illegality

         Notwithstanding any other provision of the Financing Documents to the contrary, in the event that it shall become unlawful for any Lender to obtain funds in the London interbank market or for such Lender to maintain the Loan at the Eurodollar Rate, then, by written notice to the Borrower and to the Agent, such Lender may declare that advances will not thereafter be made or the Loan maintained by such Lender hereunder at the Eurodollar Rate, whereupon the Lenders and the Borrower shall mutually agree upon an alternate method of determining the rates of interest payable on the Loan or interest shall immediately commence to accrue at the Prime Rate as provided in Section 2.4.2.

                      2.4.4 Increased Costs and Reduced Return.

                            (a) If any event shall occur (whether in the form of
a reserve requirement (not included in the definition of the Eurodollar Rate), exchange control regulations, governmental charges, compliance with any guideline or request from any central bank or other Governmental Authority, changes in the London interbank market or the position of any Lender in such market or otherwise) and the result of any such event is, in such Lender's reasonable judgment, to increase the costs which such Lender determines are attributable to its making or maintaining the Loan at the Eurodollar Rate, or its obligation to make available the Loan at the Eurodollar Rate or to reduce the amount of any sum received or receivable by such Lender under the Note, then, within ten (10) days after demand by such Lender, Borrower hereby agrees to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

                            (b) In addition to any amounts payable pursuant to
Section 2.4.2 if any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any central bank or other Governmental Authority, charged with the enforcement or interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender) or such Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of its making or maintaining the Loan or its incurring any obligations under this Agreement to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then, upon demand by such Lender, the Borrower hereby agrees to pay to such Lender from time to time such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

                            (c) If any Lender shall seek payment of any amounts
from Borrower pursuant to this Section or under Section 2.4.2, it shall notify the Borrower and the Agent of the amount payable by the Borrower to such Lender hereunder. A certificate of such Lender seeking payment setting forth in reasonable detail the factual basis for and the computation of the amount specified, shall be conclusive and binding on all parties for all purposes, absent manifest error, as to the amounts owned. The Borrower's obligations under this Section shall survive the termination of this Agreement and the repayment of the Obligations.


         Section 2.5  Extensions.

         Provided that no Event of Default has occurred, at any time not later than sixty (60) days nor earlier than one hundred twenty (120) days prior to the Revolving Credit Expiration Date or any anniversary of the date of this Agreement, the Borrower may request that the Agent and the Lenders, in their sole discretion, may agree to extend the Revolving Credit Expiration Date one
(1) or more times for a period of twelve (12) months each.

                                  ARTICLE III
                                   COLLATERAL

         Section 3.1  Collateral.

           As security for the payment of any and all of the Obligations and for the Borrower's performance of, and compliance with, all of the terms, covenants, conditions, stipulations and agreements contained in the Financing Documents, the Borrower hereby assigns, grants and conveys to the Lenders, and agrees that the Lenders shall have, to the extent permitted by law a perfected, continuing security interest in, all of the Collateral. The Borrower further agrees that the Lenders shall have in respect of the Collateral all of the rights and remedies of a secured party under the Texas Uniform Commercial Code and the Uniform Commercial Code of those other states in which the Facilities are located, whichever is applicable, and under other applicable Laws as well as those provided in this Agreement. The Borrower covenants and agrees to execute and deliver such financing statements and other instruments and filings as are necessary in the opinion of the Agent to perfect such security interest. Notwithstanding the fact that the proceeds of the Collateral constitute a part of the Collateral, the Borrower may not dispose of the Collateral, or any part thereof, other than in the ordinary course of its business or as otherwise may be permitted by this Agreement or other Security Agreements.

         Section 3.2  Eligible Projects.

           The Borrower shall from time to time designate Facilities owned by the Borrower as Eligible Projects included in the Borrowing Base pursuant to the terms hereof. The Facilities which are then Eligible Projects shall be listed on any future Borrowing Base Report. The Credit Facility shall be secured by (a) the first lien Deeds of Trust on the fee simple interests of the Borrower in the Eligible Projects, (b) a first lien security interest in all fixtures, building materials and all other machinery, equipment and other personalty used or installed by the Borrower or each of the premises of an Eligible Project or in the Improvements constructed thereon, with the exception of equipment subject to Permitted Equipment Financing, and (c) all of the other Collateral relating to the Eligible Projects. The Borrower may release an Eligible Project from the lien of its Deed of Trust at any time provided no Event of Default has occurred and is continuing and provided at least sixty percent (60%) Eligible Projects which will remain in the Borrowing Base are Pool A Projects.

         Section 3.3  Guaranties.

          The Obligations are the subject of the Guaranty Agreement executed and delivered by the Guarantor in favor of the Lenders and of one or more completion Guaranties which may from time to time be executed and delivered by the Guarantor.

         Section 3.4  Collateral for Obligations.

           The Borrower acknowledges that it is the intention of the Borrower that the Collateral and all the Deeds of Trust be security for all of the Obligations, both those now existing and those hereafter created or incurred by future loans, advances, extensions of credit or otherwise and whether or not currently contemplated by the Borrower and/or the Lenders on or about the date hereof.

         Section 3.5  Costs.

         The Borrower agrees to pay on demand, to the fullest extent permitted by applicable laws, all reasonable fees, commissions, costs, charges, travel expenses and other expenses incurred by the Lenders, or any of them, in connection with the taking, perfection, preservation, protection and/or release of any security interest or lien on any of the Collateral or Deeds of Trust. The foregoing notwithstanding, the Borrower shall not be obligated to pay the travel expenses of the Lenders with the exception of travel expenses incurred in connection with any enforcement actions following the occurrence of an Event of Default.

                                   ARTICLE IV
                          GENERAL FINANCING PROVISIONS.

         Section 4.1 Conditions Precedent to Credit Facility Closing and Addition of Deeds of Trust.

         Conditions Precedent to Facility Closing. The following shall be conditions precedent to the Credit Facility Closing or to the addition of a Borrower and/or the addition of an Eligible Project to the Borrowing Base (a "Facility Closing"):

                            (a) The Note, the Deeds of Trust and Security
Documents and the other Financing Documents in connection with the Eligible Projects initially securing the Loan shall have been properly executed and delivered to the Agent, the applicable Deeds of Trust shall be acknowledged and recorded in the appropriate public office or delivered to a representative of the title company for recording and payment shall have been made for all conveyancing and recording in connection with the settlement of the Loan, and for any transfer or documentary stamp taxes due under any federal, state or municipal law.

                            (b) The Agent shall have received and approved a
copy of the Borrower's fully executed Articles of Incorporation and By-Laws. In connection with the provision of a Deed of Trust by an Additional Borrower, the Agent shall have received and approved copies of all organizational documents, including certified copies of all documents on record with the State in which such entity is organized.

                            (c) The Agent shall have received and approved a
secretary's certificate of borrowing resolution authorizing the execution and delivery of the Financing Documents and consenting to the Loan and similar resolutions.

                            (d) The Agent shall have received and approved a
current certificate of good standing from the State of Delaware for Holdings and a certificate of good standing or certificate of fact or status from the State in which any additional Borrower is formed and certificates of authority to do business in any state in which an Eligible Project is located.

                            (e) The Agent shall have received and approved an
opinion of counsel for the Borrower as to the Borrower's good standing, form, powers and authority and as to the validity, binding effect and enforceability of the Financing Documents.

                            (f) The Agent shall have received a properly
executed Additional Borrower Joinder Supplement from any Additional Borrower.

                            (g) The Agent shall have reviewed and approved the
Borrower's standard form of Joint Venture Lease. Any material change from such form for an individual Eligible Project must be consented to by the Agent prior to the Facility Closing for such Eligible Project.

                            (h) The Agent shall have reviewed and approved the
Borrower's standard form of Management Agreement. Any material change from such form for an individual Eligible Project must be consented to by the Agent prior to the Facility Closing for such Eligible Project.

                            (i) At the time it requests the consent of the Agent
to the inclusion of a Facility as an Eligible Project, the Borrower shall have advised the Agent of the following information regarding the proposed new Eligible Project (i) the type and tradename of the Facility, (ii) its status as a Development Project, an Acquisition Project or a Stabilized Project, (iii) whether it is a Campus Project, (iv) the stage of construction of any Facility under construction (v) the location of the Facility including street address, city, county and state, (vi) the name of the entity which owns the Facility and its relationship to ALS and any other Borrower and (vii) whether a Joint Venture Lease is or will be applicable to the Facility. The Agent will determine whether the Facility will be added as an Eligible Project to the Borrowing Base.

                            (j) the Agent shall have received a certified
financial statement in form and detail satisfactory to the Agent regarding any Additional Borrower.

                            (k) In the case of any Eligible Project which is
subject to a Joint Venture Lease, the Agent shall have received a Security Document in the form of a Pledge, Assignment and Security Agreement, in form and substance satisfactory to the Agent, pledging to the Agent on behalf of the Lenders the ownership interest of ALS or any Affiliate in the applicable Joint Venture.

         Section 4.2 Conditions Precedent to Accepting an Eligible Project Which is Under Construction or to be Constructed:

                            (a) The Facility Closing shall have been completed.

                            (b) The Agent shall have received a certificate of
authority to do business for the Borrower in the jurisdiction where the Facility is located.

                            (c) The Total Development Budget for such Eligible
Project shall have been reviewed and approved in writing by the Agent. Each Total Development Budget for an Eligible Project under construction or to be constructed shall include (A) a project summary describing such proposed Eligible Project in reasonable detail, (B) indicating whether or not such Facility is one of the types of projects covered by the Master Plans and Specifications, and if such Facility involves any material deviations from the Master Plans and Specifications, describing such deviations in reasonable detail, (C) containing a detailed construction cost estimate and a 2-year estimated cash flow analysis (or such longer period as is necessary to include at least 12 complete calendar months of full commercial operation), and (D) containing other cost, feasibility, demographic and marketing information and analysis with respect to such Project; and all such material shall be satisfactory in all respects to the Lender, in its reasonable discretion. Such Total Development Budget shall demonstrate to the Agent's satisfaction in its sole discretion that the Eligible Project will qualify and continue as a Pool A Project. Such review for a Facility to be constructed or under construction shall include a review of the Plans and Specifications (as hereinafter defined) by an inspecting engineer selected by the Agent to verify that the Improvements can be constructed for the amount set forth in the Total Development Budget.

                            (d) The Pro Forma Operating Statement for such
Eligible Project shall have been reviewed and approved in writing by the Agent. Each Pro Forma Operating Statement shall demonstrate to the Agent's satisfaction in its sole discretion that the Eligible Project will qualify and continue to qualify as a Pool A Project.

                            (e) The Agent shall have received a paid policy of
title insurance (American Land Title Association Standard Form "B" Loan Policy-Current

Edition) covering the Facility or a valid and enforceable commitment to issue the same, together with such reinsurance agreements and direct access agreements as may be required by the Agent and/or endorsements to policies issued to the Agent in connection with the Credit Facility Closing, in the amount agreed upon by the Agent from either Chicago Title Insurance Company or Stewart Title Insurance Company and which may be endorsed or assigned to the successors and assigns of the Lenders and to additional Lenders without additional cost, insuring the liens of the Deeds of Trust to be valid first liens on the Property, free and clear of all defects, exceptions and encumbrances except such as the Agent and its counsel shall have approved but without a creditor's rights exception and (unless otherwise agreed by the Agent) containing affirmative insurance against mechanic's liens.

                            (f) The Agent shall have received advice, in form
and substance and from a search company or other source satisfactory to the Agent, to the effect that a UCC, judgment and tax lien search of the applicable public records discloses no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements filed or recorded against the Property except such as the Agent shall have approved.

                            (g) The Agent shall have received ACORD Evidence
forms evidencing all policies of insurance required by the terms hereof and by the other Financing Documents to be in effect from a company or companies and in form and amount satisfactory to the Agent, including without limitation, flood insurance (in the amount required by the applicable Deed of Trust or evidence that flood insurance is not available or otherwise required with respect to the Property), together with written evidence, in form and substance satisfactory to the Agent, that all fees and premiums due on account thereof have been paid in full.

                            (h) The Agent shall have received and accepted an
appraisal of the Facility.

                            (i) Master Plans and Specifications, for Standard
Projects Already Approved, etc. The Borrower shall submit to the Agent for approval Master Plans and Specifications covering the approximately five (5) different types of project improvements typically constructed by the Borrower and Affiliates. Such Master Plans and Specifications shall be approved by an Inspecting Engineer and acceptable to the Agent (the "Master Plans and Specifications").

                            (j) Delivery and Approval of Specific Plans and
Specifications for Non-Standard Projects, etc. If the Improvements for a particular Eligible Project which the Borrower proposes be included in the Borrowing Base are not one of the types of project improvements covered by the Master Plans and Specifications, or involve any material design or construction deviations (e.g., siding, roofing, foundation, unit mix, etc., exclusive of adaptions to meet local building codes or other requirements) from the Master Plans and Specifications which are anticipated for such proposed Project:

                                (i) The Borrower shall have submitted to the Agent and the Inspecting Consultant (1) copies of either (x) the proposed Plans and Specifications for the Improvements on such specific Project, or (y) an identification of the particular Master Plans and Specifications which will be used for such specific Project, and a reasonably detailed description of the material deviations, if any, from such Master Plans and Specifications which will be involved for such Project, in either case which shall be satisfactory to the Agent and the Inspecting Engineer, in their reasonable discretion, together with (2) evidence satisfactory to the Agent that such Plans and Specifications (or the Master Plans and Specifications with such material deviations) have been approved by (or will in the normal course of business, without undue difficulty, be approved by) all Governmental Authorities in accordance with all applicable Legal Requirements, and

                                (ii) The Agent shall have received from the Inspecting Engineer a favorable report with respect to such Plans and Specifications or such deviations from the Master Plans and Specifications, as the case may be, and such report shall be satisfactory in all respects to the Agent in its reasonable discretion.

                            (k) The Agent shall have received and approved a
fully executed copy of the applicable Construction Contract and the Architect's Contract as well as any information regarding the General Contractor or the Architect which the Agent has requested.

                            (l) The Agent shall have received and approved a
copy of a current Survey of the Land certified to the Agent and to the title insurance company.

                            (m) The Agent shall have received and approved a
site plan for the Improvements approved by all appropriate Governmental Authorities.

                            (n) The Agent shall have received from the Borrower
written evidence, in form and substance satisfactory to the Agent, from all Governmental Authorities having or claiming jurisdiction to the effect that all building, construction and other permits required in connection with the development of the Land and the construction of the Improvements have been validly issued, that all fees and bonds required in connection therewith have been paid in full or posted, as the circumstances may require, and that the Improvements meet zoning requirements and all sewer and storm drain requirements.

                            (o) The Agent shall have received and approved a
report setting forth a construction progress schedule in form and substance satisfactory to the Agent, calling for the completion of the Improvements by a date no later than the end of the applicable Maximum Construction Period.

                            (p) If construction work of any kind has commenced
upon the Land or materials have been placed or stored upon the Land prior to the recordation of the Deed of Trust among the Land Records where the Land is located, the same shall be fully insured against by the title insurance company.

                            (q) The Agent shall have received and approved
evidence that the applicable General Contractor carries public liability and property damage insurance and workers' compensation insurance in form and amounts and issued by companies acceptable to the Agent.

                            (r) The Agent shall have received and accepted a
Phase I environmental audit of the applicable Facility prepared by a person or firm acceptable to the Agent. ATEC and Giles are environmental audit firms acceptable to the Agent.

                            (s) The Agent shall have received evidence
acceptable in all respects through certification by the Architect or other source acceptable to the Agent that the applicable Improvements, when constructed, will comply with all legal requirements regarding access and facilities for handicapped or disabled persons, including, without limitation and to the extent applicable to assisted living facilities (or, if applicable, independent living facilities), The Federal Architectural Barriers Act (42 U.S.C. Section 4151 et seq.), The Fair Housing Amendments Act of 1988 (42 U.S.C.
Section 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C.
Section 12101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C. Section 794) and any applicable state statutes relating to access and facilities for handicapped or disabled persons.

                            (t) The Agent shall have received and approved soil
reports demonstrating that the soil conditions of the Property are suitable for construction of the Improvements, which reports shall include evidence to the Agent's satisfaction that there are no hydric soils on the Land.

                            (u) The Agent shall have received and approved
copies of any executed Material Leases and any fully executed Joint Venture Lease of the applicable Facility or of any portion thereof and subordination and attornment agreements acceptable to the Lender (with non-disturbance provisions for Joint Venture Leases and if acceptable to the Agent for other Material Leases) from each.

                            (v) The Agent shall have received and approved an
opinion of Borrower's outside or in-house regulatory counsel regarding licensing requirements and the transferability of licenses and an opinion of local counsel in the jurisdiction where the applicable Facility is located that the Financing Documents applicable to that Facility are enforceable and for the Borrower that neither the making nor the servicing of the Loan will subject the Lenders to a requirement of qualifying to do business or taxation (except ad valorem taxes on the Property) in the State where the applicable Facility is located and that the Loan is not usurious, which opinion must also inform the Lenders (i) of the cost and timing of foreclosure; (ii) of any limitations on the Lenders' right to obtain, or the amount of, a deficiency judgment; and (iii) the existence of and details surrounding any redemption period enjoyed by the Borrower following a sale at foreclosure.

                            (w)  With regard to any Deed of Trust for a Facility
located in any state having such requirement, the Agent shall have received evidence satisfactory to the Agent that a Certificate of Need has been issued for such Facility.

                            (x)  The Lender shall have received and approved any
Management Agreement then in place for the Facility.

                            (y)  The Lender shall have received and approved a
market feasibility study for the Facility satisfactory to the Lender including, but not limited to, information regarding market occupancy rates, proposed and existing competition, monthly rates and a Claritas Senior Life Report (or other source acceptable to the Lender) on the defined market area for the Facility.

                            (z)  The Lender shall have received a copy of any
acquisition contract for the Property.

                            (aa) If applicable in the state where the Property
is located, the Lender shall have received evidence that the Borrower has applied for or is otherwise diligently pursuing obtaining a certificate of occupancy for the Improvements being constructed.

         Section 4.3 Conditions Precedent to Accepting an Eligible Project Which Has Been Constructed or Acquired:
                            (a)  The Facility Closing shall have been completed.

                            (b)  The Agent shall have received a certificate of
authority to do business for the Borrower in the jurisdiction where the Facility is located.

                            (c)  The Total Development Budget for such Eligible
Project shall have been reviewed and approved in writing by the Agent consistent with the provision of Section 2.1. Each Total Development Budget shall demonstrate to the Agent's satisfaction in its sole discretion that the Eligible Project will be designated as a Pool A Project.

                            (d)  The Pro Forma Operating Statement for any such
Eligible Project which is not a Stabilized Project shall have been reviewed and approved in writing by the Lender. Each Pro Forma Operating Statement shall demonstrate to the Lender's satisfaction in its sole discretion that the Eligible Project will qualify and continue to qualify as a Pool A Project.

                            (e) The Agent shall have received a paid policy of
title insurance (American Land Title Association Standard Form "B" Loan Policy-Current Edition) covering the Facility or a valid and enforceable commitment to issue the same, together with such reinsurance agreements and direct access agreements as may be required by the Agent and/or endorsements to policies issued to the Agent in connection with the Credit Facility, in the amount agreed upon by the Agent from either Chicago Title Insurance Company or Stewart Title Insurance Company and which may be endorsed or assigned to the successors and assigns of the Lenders and to additional Lenders without additional cost, insuring the liens of the Deeds of Trust to be valid first liens on the Property, free and clear of all defects, exceptions and encumbrances except such as the Agent and its counsel shall have approved but without a creditor's rights exception and (unless otherwise agreed by the Agent) containing affirmative insurance against mechanic's liens.

                            (f) The Agent shall have received advice, in form
and substance and from a search company satisfactory to the Agent, to the effect that a UCC, judgment and tax lien search of the applicable public records discloses no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements filed or recorded against the Property except such as the Agent shall have approved.

                            (g) The Agent shall have received ACORD Evidence
forms evidencing all policies of insurance required by the terms hereof and by the other Financing Documents to be in effect from a company or companies and in form and amount satisfactory to the Agent, including without limitation, flood insurance (in the amount required by the applicable Deed of Trust or evidence that flood insurance is not available or otherwise required with respect to the Property), together with written evidence, in form and substance satisfactory to the Agent, that all fees and premiums due on account thereof have been paid in full.

                            (h) The Agent shall have received and accepted an
appraisal of the Facility.

                            (i) The Agent shall have received and approved a
copy of a current Survey of the Land certified to the Agent and to the title insurance company.

                            (j) The Agent shall have received and accepted a
Phase I environmental audit of the applicable Facility prepared by a person or firm acceptable to the Agent. ATEC and Giles are environmental audit firms acceptable to the Agent.

                            (k) The Agent shall have received evidence
acceptable in all respects through certification by the Architect or other source acceptable to the Agent that the applicable Improvements comply with all legal requirements regarding access and facilities for handicapped or disabled persons, including, without limitation and to the extent applicable to assisted living facilities (or, if applicable, independent living facilities), The Federal Architectural Barriers Act (42 U.S.C. Section 4151 et seq.), The Fair Housing Amendments Act of 1988 (42 U.S.C. Section 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C. Section 794) and any applicable state statutes relating to access and facilities for handicapped or disabled persons.

                            (l) The Agent shall have received and approved
copies of any executed Material Leases of the applicable Property or of any portion thereof and any fully executed Joint Venture Lease and subordination and attornment agreements acceptable to the Agent (with non-disturbance provisions for Joint Venture Leases and other leases if acceptable to the Agent) from each.

                            (m) The Agent shall have received and approved an
opinion of Borrower's outside or in-house regulatory counsel regarding licensing requirements and the transferability of licenses and an opinion of local counsel in the jurisdiction where the applicable Facility is located that the Financing Documents applicable to that Facility are enforceable and for the Borrower that neither the making nor the servicing of the Loan will subject the Lenders to a requirement of qualifying to do business or taxation (except ad valorem taxes on the Property) in the State where the applicable Facility is located and that the Loan is not usurious, which opinion must also inform the Lenders (i) of the cost and timing of foreclosure; (ii) of any limitations on the Lenders' right to obtain, or the amount of, a deficiency judgment; and (iii) the existence of and details surrounding any redemption period enjoyed by the Borrower following a sale at foreclosure.

                            (n) With regard to any Deed of Trust for a Facility
located in any state having such requirement, the Agent shall have received evidence satisfactory to the Agent that a Certificate of Need has been issued for such Facility.

                            (o) The Agent shall have received a copy of the
fully executed Management Agreement for the Facility.

                            (p) The Agent shall have received each of the items
listed in Section 4.5 hereof.

         Section 4.4 Conditions Precedent to Determining Additional Availability Under Borrowing Base.

         The Lenders shall not be obligated to include any costs incurred by the Borrower under a Total Development Budget in the calculation of the Borrowing Base unless the conditions described in Sections 4.1, 4.2 and 4.3 and the following additional conditions shall have been satisfied to the Agent's satisfaction:
                            (a) Construction cost reports prepared by a
construction manager and certified by an officer of ALS showing the percentage of completion and setting forth in trade breakdown form and in such detail as may be required by the Agent, the amounts expended and/or costs incurred for work done and necessary materials incorporated into the Improvements. The cost reports shall also show the percentage of completion of each line item on the Borrower's cost breakdown approved by the Agent. The Borrower shall submit with each cost report a statement that the work completed to the date of such cost report is of quality consistent with the applicable Plans and Specifications. In addition, at the time of delivery of each cost report by the Borrower, the Borrower shall furnish to the Agent such additional information (such as paid receipts, invoices, statements of accounts, etc.) as the Agent may reasonably require to assure that amounts shown in the cost report have been paid by the Borrower.

                            (b) Cost reports verified by the Agent's
Construction Real Estate Loan Administration Group during the period since the issuance of the last Borrowing Base Report will be included in the calculation of the next Borrowing Base Report. Unless otherwise agreed to by the Agent and to the extent specifically permitted by the Agent, the process of verification of Requisitions shall confirm the payment by the Borrower of the following costs and expenses related to the development of the Land and the construction of the Improvements and no others may be included in a Total Development Budget: (i) the payment of interest when due without further authorization or consent of the Borrower; (ii) the actual cost of the Land and all labor, services, materials, supervision, construction fees and the like reasonably incurred by the Borrower in connection with the construction upon the Land of the Improvements in accordance with the Plans and Specifications; (iii) for the actual cost of pre-opening expenses, marketing expenses and operations of the Facility to the extent of operating deficits; (iv) for the actual cost of commitment fees, extension fees, appraisal fees, closing or settlement costs, fees of attorneys, engineers, architects and accountants, insurance and bond premiums, ad valorem real estate taxes and other costs directly related to the development of the Land and the construction, marketing, initial start-up operating of the Improvements; and (v) for the Development Fee and other pre-opening fees.

                            (c) The cost verification procedure hereunder will
be administered by the Lender's Real Estate Loan Administration group. Validation of Costs Incurred to Date for Development Projects under the construction or constructed by a Borrower shall be based upon inspections and certifications by or on behalf of the Lender demonstrating that the work included in Costs Incurred to Date shown in the most current reports submitted by the Borrower has been completed in a manner satisfactory to the Lender and upon verification by the Lender that the Borrower has paid for the Costs Incurred to Date shown on such requisition. In determining the percentage of completion, the Lender shall primarily utilize the information contained in the forms described in sub-paragraph (a) below and the supporting materials provided in connection therewith. In addition, from time to time, at intervals which approximate 1/3 completion, 2/3 completion and 100% completion, or more frequently if reasonably required by the Lender, the Lender will cause the Inspecting Engineer to make physical inspections of the Improvements to such Eligible Project and to issue a report with respect thereto. The Lender shall use the information so provided by the Inspecting Engineer to verify that the construction disbursements which have theretofore been made by the Borrower accurately reflected the amount of construction completed at such times. It shall not be a condition to issuing a new Borrowing Base Report reflecting updated Costs Incurred to Date that the Lender shall have actually received a report of the Inspecting Engineer verifying that the actual construction completed and paid for conforms to the percentage of completion reflected in the Borrower's reports to the Lender. Rather, it is anticipated that the Lender will use reasonable discretion in scheduling the physical inspections and reports by the Inspecting Engineer so that such reports may be used by the Lender as a periodic verification of the information contained in the Borrowing Base Report. The applicable Borrower shall make arrangements for advance payment or reimbursement by the Borrower of the fees and expenses of the Inspecting Engineer in making any such physical inspections. The following provisions shall also be applicable to advances under the Loan:

                            (d) All reports of costs incurred shall be made on
forms approved by the Lender similar to construction loan requisition forms detailing the purpose and application of the Costs Incurred to Date by Eligible Project at such times as the Borrower may determine, using (x) as to "hard costs", AIA Form 0702, or such other standardized forms or formats for information typically used by the Borrower as shall be reasonably acceptable to the Lender accompanied by a cost breakdown, the accuracy of which shall be certified by the Company on behalf of such Borrower, and (y) as to "soft costs", a standardized request form, containing such information and/or documentation, certified by the Borrower on behalf of the applicable Borrower, as the Lender may reasonably require hereunder.

                            (e) Costs Incurred to Date on Acquisition Projects
will be verified from the settlement sheet signed at the closing of the acquisition and other records deemed acceptable by the Lender.

                            (f) Validation of requisitions will also be
contingent upon receipt of the most current monthly report to title to all Eligible Projects which are under construction or have been completed less than 120 days (or such longer beyond as the Lender shall deem necessary based on applicable mechanics' lien laws), which must be satisfactory to the Lender. If required by the terms of the existing title insurance policy, the Agent shall have received an endorsement which shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the cost report being verified if the policy does not by its terms provide for such an increase.

                            (g) No Default or Event of Default shall have
occurred and be continuing under any Note or any of the other Financing
Documents.

                            (h) The Improvements shall not have been materially
damaged by fire or other casualty unless the Agent shall have received proceeds of insurance sufficient in the judgment of the Agent to effect a satisfactory restoration of such Improvements in accordance with the terms of the Deed of Trust.

                            (i) The Agent shall have received written evidence,
in form and substance satisfactory to the Agent, in its reasonable discretion, to the effect that all work requiring inspection by Governmental Authorities having or claiming jurisdiction has been duly inspected and approved by such authorities and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

                            (j) The representations and warranties made in
ARTICLE V of this Agreement shall be true and correct in all material respects on and as of the date of the advance with the same effect as if made on such date.

                            (k) All terms and conditions of the Financing
Documents required to be met as of the date of consideration applicable cost report shall have been met to the complete satisfaction of the Agent.

                            (l) In the reasonable judgment of the Agent, all
work completed on the applicable Eligible Project under construction at the time of the application for an advance has been performed in a good and workmanlike manner and all materials and fixtures usually furnished and installed at that stage of construction have been furnished and installed. All costs covered by the cost report have been paid by the Borrower.

                            (m) At least sixty percent (60%) of the Eligible
Projects in the Borrowing Base shall be Pool A Projects. The Agent shall have determined whether each Eligible Project is a Pool A, Pool B or Pool C Project.

                            (n) Before verifying any cost report for
construction costs, the Agent shall require the Borrower to obtain from the applicable General Contractor and, if required by the applicable title insurance company, from all subcontractors and material suppliers acknowledgments of payment and releases of liens and rights to claim liens for work performed or materials delivered covered by such Requisition. All such acknowledgments and releases shall be in form of AIA Forms G706 or G706A.

         Section 4.5 Conditions Under Which an Eligible Project is a Completed Project.

         The Agent shall verify that an Eligible Project is a Completed Project based on the satisfaction of the following additional conditions:

                            (a) The Agent shall have received the final "as
built" Survey for the applicable Facility within sixty (60) days after the issuance of the applicable certificate of occupancy.

                            (b) The Agent shall have received written evidence
from a qualified third party, in form and substance satisfactory to the Agent, to the effect that the applicable Improvements have been substantially completed in accordance with their Plans and Specifications within sixty (60) days after the issuance of the applicable certificate of occupancy.

                            (c) The Agent shall have received written evidence,
in form and substance satisfactory to the Agent, to the effect that requisite certificates for permanent occupancy or completion of the Improvements have been validly issued.

                            (d) Final waivers of liens of the General
Contractor, and if required by the applicable title insurance company, subcontractors, laborers and material suppliers have been furnished to the Agent or, as to any disputed lien or claim of lien, a bond in form and substance acceptable to the Agent has been provided or other arrangements satisfactory to the Agent have been made.

                            (e) The Agent shall have received a copy of an
operating License for the Facility or other evidence satisfactory to the Agent that the Facility may be lawfully operated as contemplated by the Financing Documents.


         Section 4.6  Verification of Operating Reserve Expenditures.

         No portion of any costs included in the Operating Reserve shall be verified until both a certificate of occupancy has been issued by the applicable Governmental Authorities and, if applicable to the Facility, an operating License has been issued for the Facility by the appropriate Governmental Authority or Authorities. Advances from the Operating Reserve shall be for the sole purpose of paying a portion of the Debt Service on the Loan or net operating losses as shown on a monthly financial report for such Facility prepared in accordance with the requirements set forth in the Financing Agreement, and certified by the Chief Financial Officer of the Borrower.

         Section 4.7  Assignments of Payments.

         The Borrower agrees not to transfer, assign, pledge or hypothecate any right or interest in any payment or advance due pursuant to this Agreement, or any of the other benefits of this Agreement, without the prior written consent of the Agent. Any assignment made or attempted by the Borrower without the prior written consent of the Agent shall be void and of no effect. No consent by the Agent to an assignment by the Borrower shall release the Borrower as the party primarily obligated and liable under the terms of this Agreement unless the Borrower shall be released specifically by the Agent in writing. No consent by the Agent to an assignment shall be deemed to be a waiver of the requirement of prior written consent by the Agent with respect to each and every further assignment and as a condition precedent to the effectiveness of such assignment.

         Section 4.8  Liability of the Lenders.

         The Lenders shall in no event be responsible or liable to any person other than the Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the General Contractor nor any subcontractor, laborer or material supplier shall have any right or claim against the Lenders under this Agreement or the administration thereof.

         Section 4.9  Computation of Interest and Fees.

         All applicable fees and interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed pursuant to the terms of each Note and interest shall be payable monthly in arrears.

         Section 4.10 Liens; Setoff.

         The Borrower hereby grants to the Lenders a continuing lien and security interest for all the Obligations upon any and all monies, securities, and other property of the Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Lenders, or any affiliate of any of the Lenders, from or for the Borrower, and also upon any and all deposits (general or special) and credits of the Borrower with any of the Lenders, if any, at any time existing. During the continuance of any Event of Default under this Agreement, each Lender is hereby authorized by the Borrower at any time and from time to time, without notice to the Borrower, to set off, appropriate and apply any or all items hereinabove referred to against all Obligations then outstanding.

         Section 4.11 Payment and Performance of Obligations.

         The payment and performance by the Borrower of the Obligations shall be absolute and unconditional, irrespective of any defense or any rights of set-off, recoupment or counterclaim it might otherwise have against the Lenders, or any of them, and the Borrower shall pay absolutely net all of the Obligations, free of any deductions and without abatement, diminution or set-off; and until payment in full of all of the Obligations, the Borrower: (a) will not suspend or discontinue any payments provided for in the Note and (b) will perform and observe all of its other agreements contained in this Agreement, including (without limitation) all payments required to be made to the Agent, and (c) will not terminate or attempt to terminate this Agreement or any of the other Financing Documents to which the Borrower is a party for any cause.

         Section 4.12 Payments to Others for the Account of the Borrower

          At the option of the Agent and without any request from the Borrower, and without waiving any of its rights hereunder, the Agent may do the following:

                            (a) Elect to cure or avoid any default by the
Borrower under the Financing Documents by applying amounts due hereunder or advancing the Lenders' own funds to the satisfaction of the conditions of the Financing Documents and any amounts so applied shall be part of the Loan and shall be secured by the Deeds of Trust and the other Collateral. The Agent agrees to endeavor to give the Borrower notice of any such payment or performing such act and the amount of any payment whether prior to or contemporaneously with its making such payment or performance of such act; provided, however, that failure to give such notice shall not constitute a waiver by the Lenders of, or constitute a defense to, any of the rights of the Lenders under this

Agreement, or the Deeds of Trust, including (without limitation) the right of the Lenders to repayment of the amount of such payment.

                            (b) Apply amounts due hereunder to the satisfaction
of the conditions of the Financing Documents and any amounts so applied shall be part of the Loan and shall be secured by the Deeds of Trust and other Collateral. At the option of the Agent, and without limiting the generality of the foregoing, the Agent may pay directly from the Loan proceeds all interest bills rendered by the Agent in connection with the Loan, and following the occurrence of an Event of Default may make advances directly to the General Contractor, the title insurance company, any subcontractor or materialmen, or to any of them jointly, and the execution hereof by the Borrower shall, and hereby does, constitute an irrevocable authorization to so advance the proceeds of the Loan. No further direction or authorization from the Borrower shall be necessary to warrant such direct advances and all such advances shall satisfy pro tanto the obligations of the Lenders hereunder and shall be secured by the Deeds of Trust and other Collateral as fully as if made to the Borrower, regardless of the disposition thereof by the party or parties to whom such advances is made.

         Section 4.13 Prepayment.

         The Borrower shall have the right to prepay the Loan in full or in part, at any time and from time to time, upon five (5) days' prior written notice to the Agent without premium or penalty. The foregoing notwithstanding, in connection with any prepayment of a principal sum on any day other than the last day of the Eurodollar Period applicable thereto, the Borrower shall pay to the Agent upon request by the Agent, such amount as shall be sufficient to compensate any of the Lenders for any and all losses or expenses which such Lender may sustain or incur (including without limitation, any such loss or expense arising from the redeployment of funds obtained by such Lender). Unless an Event of Default has occurred, any partial prepayment shall be applied first to such breakage costs, second to accrued and unpaid interest and third to the outstanding principal balance of the Loan due and owing at maturity. Sums borrowed and repaid may be readvanced. The Borrower's obligations under this Section shall survive the termination of this Agreement and the repayment of the Obligations.




                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders to make available the Credit Facility, the Borrower represents and warrants to the Lenders that:

         Section 5.1  Good Standing.

         The Borrower (a) is a legal entity duly organized and existing and in good standing under the laws of the state of formation, (b) has the power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which each Facility it owns is located and in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

         Section 5.2  Power and Authority

         The Borrower has full power and authority to execute and deliver this Agreement and each of the other Financing Documents executed and delivered by it, to make the borrowing hereunder, and to incur the Obligations, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of holders of ownership interests in or lenders to, the Borrower, and no consent or approval of any Governmental Authority or any third party payor on the part of the Borrower, is required as a condition to the validity or enforceability of this Agreement or any of the other Financing Documents executed and delivered by the Borrower or to the payment or performance by the Borrower of the Obligations.

         Section 5.3  Binding Agreements.

         This Agreement and each of the other Financing Documents executed and delivered by the Borrower have been properly executed by the Borrower, constitute valid and legally binding obligations of the Borrower, and are fully enforceable against the Borrower in accordance with their respective terms.

         Section 5.4  Litigation.

         There are no proceedings pending before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, will cause a material adverse change in the financial condition or operations of the Borrower or affect the authority of the Borrower to enter into this Agreement or any of the other Financing Documents executed and delivered by the Borrower. There is no pending revocation, suspension, termination, probation, restriction, limitation or non-renewal of any License, Participation Agreement or any similar accreditation or approval organization or Governmental Authority for healthcare providers, including, without limitation, the issuance of any provisional License or other License with a term of less than twelve (12) months, as a consequence of any sanctions imposed by any Governmental Authority, nor is there any pending assessment of any civil or criminal penalties by any Governmental Authority, the outcome of which, if determined adversely to the Borrower, could result in a material adverse change in the business or financial condition of the Borrower. The Borrower does not have any appeals regarding rates or reimbursements currently pending or contemplated before any Governmental Authority or any administrator of any third party payor or preferred provider program or referral source, the outcome of which, if determined adversely to the Borrower, could result in a material adverse change in the financial condition or operations of the Borrower. There are no Medicare or Medicaid recoupments of any other third party payor being sought, requested or claimed, against the Borrower, the outcome of which, if determined adversely to the Borrower, could materially impair the Borrower's ability to pay the Obligations, except as otherwise disclosed in writing to, and approved by, the Agent.

         Section 5.5  No Conflicting Agreements.

         There is (a) no provision of the Borrower's Articles of Incorporation or By-Laws and no provision of any existing mortgage, indenture, contract or agreement binding on the Borrower or affecting its property, and (b) to the knowledge of the Borrower no provision of law or order of court binding upon the Borrower, which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Borrower, or which would be violated as a result of such execution, delivery or performance, or, if so, all necessary consents have been obtained.

         Section 5.6  Financial Information.

         All financial statements or information hereto furnished to the Lenders with respect to the Borrower, each Facility and the Guarantor is complete and correct in all material respects and fairly presents the financial position of the Borrower, the Facilities and the Guarantor. There are no liabilities, direct or indirect, fixed or contingent, of the Borrower or Guarantor which are not reflected in the their respective financial statements or in the notes thereto except those incurred subsequently in the ordinary course of their business. There has been no material adverse change in the financial condition or operations of the Guarantor since the financial statements dated June 30, 1998 (and to the Borrower's and Guarantor's knowledge, no such material adverse change is pending), and neither the Borrower nor the Guarantor has guaranteed the obligations of, or made any investments in or advances to, any company, individual or other entity, except as disclosed in such information and except those incurred subsequently in the ordinary course of their business.

         Section 5.7  No Default Under Other Agreements.

         The Borrower is not in default under or with respect to any obligation under any agreement to which the Borrower is a party in any respect which could result in a material adverse change in the financial condition or operations of the Borrower.

         Section 5.8  Taxes.

         The Borrower has filed or has caused to have been filed all federal, state and local tax or informational returns which are required by law to be filed, and has paid or caused to have been paid all Taxes as shown on such returns or on any assessment received by it, to the extent that such Taxes have become due, or which are required by law to be paid, unless and to the extent only that such Taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by the Borrower and adequate reserves therefor have been established as required under GAAP.

         Section 5.9  Place(s) of Business and Location of Collateral.

         The Borrower warrants that the address of the Borrower's chief executive office is as specified in EXHIBIT C attached hereto and made a part hereof and that the address of each other place of business of the Borrower, if any, is as disclosed in EXHIBIT C. The Collateral and all books and records pertaining to the Collateral are and/or will be located at the addresses indicated on EXHIBIT C. The Borrower will immediately advise the

Agent in writing of the opening of any new place of business or the closing of any existing place of business of the Borrower, and of any change in the location of the places where the Collateral, or any part thereof, or the books and records concerning the Collateral, or any part thereof, are kept. EXHIBIT C may be modified from time to time to add the locations of additional Facilities.

         Section 5.10 Title to Properties.

         The Borrower has good and marketable title to all of its properties, including, without limitation, the Property and the Collateral, and the Property and the Collateral are free and clear of mortgages, pledges, liens, charges and other encumbrances other than the Permitted Liens.

         Section 5.11 Margin Stock.

         None of the proceeds of the Loan will be used, directly or indirectly, by the Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" within the meaning of Regulation G (12 CFR Part
207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called "margin security" and "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

         Section 5.12 ERISA.

         With respect to any "pension plan", as defined in Section 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by the Borrower and/or by any Commonly Controlled Entity: (a) no "accumulated funding deficiency" as defined in Code 412 or ERISA 302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no "reportable event" as defined in ERISA 4043 has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) neither the Borrower nor any Commonly Controlled Entity has incurred a "complete withdrawal" within the meaning of ERISA 4203 from any multiemployer plan; (e) neither the Borrower nor any Commonly Controlled Entity has incurred a "partial withdrawal" within the meaning of ERISA 4205 with respect to any multiemployer plan; (f) no multiemployer plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute is in "reorganization" within the meaning of ERISA 4241 nor has notice been received by the Borrower or any Commonly Controlled Entity that such a multiemployer plan will be placed in "reorganization".

         Section 5.13 Governmental Consent.

         Neither the nature of the Borrower or of its business or properties, nor any relationship between the Borrower and any other Person, nor any circumstance in connection with the making of the Loan, or the offer, issue, sale or delivery of the Note is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority, on the part of the Borrower, as a condition to the execution and delivery of this Agreement or any of the other Financing Documents, the borrowing of the principal amounts of the Loan or the offer, issue, sale or delivery of the Note.

         Section 5.14 Full Disclosure.

         The financial statements referred to in this Part V do not, nor does this Agreement, nor do any written statements furnished by the Borrower to the Agent in connection with the making available of the Credit Facility, contain any untrue statement of fact or knowingly omit a material fact necessary to make the statements contained therein or herein not materially misleading. The Borrower has not failed to disclose any fact to the Agent in writing which materially adversely affects or, will or could prove to materially adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform this Agreement or any of the other Financing Documents.

         Section 5.15 Business Names and Addresses.

         The Borrower has not conducted business under any name other than its current name, and has not conducted its business in any jurisdiction other than those listed on EXHIBIT C. The Borrower intends to operate the Facilities under the names set forth on EXHIBIT C. The Borrower shall promptly notify the Agent of any change in the name of any Facility.

         Section 5.16 Licenses and Certifications.

         The Borrower further represents and warrants to the Lenders that, with respect to any License it possesses or has applied for, (a) no Default or Event of Default has occurred or is continuing under the terms of any of the Licenses, or any condition to the issuance, maintenance, renewal and/or continuance of any License, (b) the Borrower has paid all fees, charges and other expenses to the extent due and payable with respect to, and has provided all information and otherwise complied with all material conditions precedent to, the issuance, maintenance, renewal, and continuance of all Licenses, (c) the Borrower has not received any notice from any Governmental Authority relating to any actual or pending suspension, revocation, restriction, or imposition of any probationary use, of any License, nor has any License been materially amended, supplemented, rescinded, terminated, or otherwise modified except as otherwise disclosed in writing to, and approved by, the Agent, (d) the Borrower has not made any previous assignment of any of the Licenses to any Person, and (e) no financing statement covering any of the Licenses is on file in any public office except financing statements in favor of the Lenders. Without implying any limitation to the other representations and warranties contained in this Agreement, the Borrower is not required by any applicable Law of any state, county or city in which any of the Facilities is located to obtain a Certificate of Need to operate any Facility for its intended purpose or has applied for and obtained such Certificate(s) of Need. Licenses to operate are required in most states where the Facilities are located and Certificates of Need are also required in the certain states.

         Section 5.17 Operating Agreements and Management Contracts.

         The Borrower has furnished to the Agent photocopies of all material Operating Agreements and Management Contracts entered into with respect to the Facilities, and all amendments, supplements and modifications thereto including, without limitation, the Management Agreement. The Borrower further represents and warrants to the Lenders that (a) all of the material Operating Agreements and Management Contracts are or will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect,
(b) no Default or Event of Default has occurred or is continuing under the terms of any of the material Operating Agreements and Management Contracts, and no party thereto has attempted or threatened to terminate any such Management Contract or Operating Agreement, (c) the Borrower has not made any previous assignment of any Operating Agreements, Management Contracts, Management Agreements or Management Lease to any Person, and (d) no financing statement covering any of the Operating Agreements, Management Contracts, Management Agreement or Management Leases is on file in any public office, except financing statements in favor of the Lenders in connection with the Credit Facility.

         Section 5.18 Participation Agreements and Resident Agreements.
                            (a) The Borrower has furnished to the Agent, on or
before the applicable Facility Closing, the Borrower's form of Resident Agreement used with respect to all Facilities and, if requested by the Agent, copies of all current, executed Resident Agreements.

                            (b) The Borrower further covenants to the Lenders
that, with respect to the Participation Agreements, if any, (i) to the best of its knowledge, all Participation Agreements will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, and (ii) all Participation Agreements will provide for payment to the Borrower for services rendered to residents. The Borrower represents and warrants that as of the date hereof it has not entered into any Participation Agreement for any Facility.

                            (c) To the extent the Borrower participates or will
participate in Medicare or Medicaid payment and reimbursement programs, the Borrower has complied and will comply with all notice and other requirements under Title XVIII and Title XIX of the Social Security Act to enable the Borrower to participate in the Medicare and Medicaid payment and reimbursement programs.

         Section 5.19 Compliance with Laws.

         The Borrower is not in violation of any applicable laws of any Governmental Authority pertaining to employment practices, health standards or controls, environmental and occupational standards or controls or order of any court or arbitrator, the violation of which, considered in the aggregate, would result in a material adverse change in the financial condition or operations of the Borrower. The Borrower is in compliance with all material accreditation standards and requirements to which it is subject. The Borrower has obtained or will obtain all Licenses necessary to the ownership of its property or to the conduct of its activities which, if not obtained, could materially adversely affect the ability of the Borrower to conduct its activities of operating each Facility as a Senior Living Facility, including, without limitation if and as required by any Governmental Authorities for the dispensing, storage, prescription, disposal, and use of drugs, medications and other "controlled substances" and for the maintenance of cafeteria and other food and beverage facilities or services or the condition (financial or otherwise) of the Borrower.

         Section 5.20 Presence of Hazardous Materials or Hazardous Materials Contamination.

         The Borrower has not placed Hazardous Materials on any real property owned, controlled or operated by the Borrower or for which the Borrower is responsible. To the best of the Borrower's knowledge, no Hazardous Materials are located on any real property owned, controlled or operated by the Borrower or for which the Borrower is responsible, except for reasonable quantities of necessary supplies for use by the Borrower in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws, and no property owned, controlled or operated by the Borrower has ever been used by the Borrower or, to the best of the Borrower's knowledge, by any other Person as a manufacturing, storage, or dump site for Hazardous Materials nor is such property affected by Hazardous Materials Contamination, except as may be disclosed in any Phase I environmental assessment delivered to the Agent.

         Section 5.21 Compliance in Zoning.

         The anticipated use of each Eligible Project complies with applicable zoning ordinances, regulations and restrictive covenants affecting such Land, all use requirements of any Governmental Authority having jurisdiction have been satisfied, and no violation of any law or regulation exists with respect thereto.

         Section 5.22 Plans and Specifications.

         The Borrower represents and warrants that, to the extent required by applicable law or any effective restrictive covenant, the Plans and Specifications for each Eligible Project have been approved by all Governmental Authorities having or claiming jurisdiction and by any beneficiary of any such restrictive covenant.

         Section 5.23 Building Permits; Other Permits.

         All building, construction and other permits then necessary or required in connection with the development of the Land and the construction of the Improvements have been or, will be on a timely basis, unless otherwise agreed to by the Agent, validly issued and all fees and bonds required in connection therewith have been paid or posted, as the circumstances may require.

         Section 5.24 Utilities.

         All utility services necessary for the development of all the Land and the construction of the Improvements for each Eligible Project and the operation thereof for their intended purpose are or will be available at the boundaries of all the Land, including, without limitation, telephone service, water supply, storm and sanitary sewer facilities, natural gas (if available) and electric facilities.

         Section 5.25 Access; Roads.

         All roads and other accesses necessary for the development of all the Land and the construction of all the Improvements for all Eligible Projects and full utilization thereof for their intended purposes have either been completed or the necessary rights of way therefor have either been or will be acquired by the appropriate Governmental Authorities or have been or will be dedicated to public use and accepted by such Governmental Authorities and all necessary steps have been taken by the Borrower or such Governmental Authorities to assure the complete construction and installation thereof by a date sufficient to ensure the timely completion of the Improvements and in no event later than the end of the applicable Maximum Construction Period.

         Section 5.26 Other Liens.

         Except as otherwise provided in the Financing Documents, the Borrower has made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on any Eligible Project.

         Section 5.27 Defaults.

         There is no default on the part of the Borrower under the Financing Documents and no event has occurred and is continuing which, with notice or the passage of time, or both, would constitute a default under the Note or any of the other Financing Documents.

         Section 5.28 Nature of Credit Facility; Usury; Disclosures.

         The Borrower is a business or commercial organization, and the Credit Facility is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. The rate or rates of interest charged on the Note do not, and will not, violate any applicable usury Law or interest rate limitation. The Credit Facility is not subject to the federal Consumer Credit Protection Act (15 U.S.C. 1601 et. seq.) nor any other federal or state disclosure or consumer protection laws. The Credit Facility is being transacted solely for business or commercial purposes and not for personal, family or household purposes.

         Section 5.29 Survival; Updates of Representations and Warranties.

         Each Requisition shall constitute an affirmation that the foregoing representations and warranties of the Borrower and those set forth in the other Financing Documents are true and correct as of the date thereof and, unless the Agent is notified to the contrary prior to the disbursement of an advance, will be so as of the date thereof. All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the date of this Agreement and the Loan made hereunder. The Lenders acknowledge and agree that any and all representations and warranties contained in, or made under, or in connection with, this Agreement may be amended, changed or otherwise modified by the Borrower at any time and from time to time after the date of this Agreement so as to accurately reflect the matters represented and warranted therein; provided, that such amendments, changes and/or modifications are disclosed in writing to the Agent. The Lenders shall have no obligation to waive any Event of Default due to any present or future inaccuracy of such representation or warranty or to agree to any amendment, change or modification of any such representation or warranty.

         Section 5.30 Accounts.

         With respect to all of the Borrower's Accounts and to the best of the Borrower's knowledge (a) they are genuine, and in all respects what they purport to be, and are not evidenced by a judgment, an instrument, or chattel paper (unless such judgment has been assigned and such instrument or chattel paper has been endorsed and delivered to the Agent); (b) they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in the invoices relating thereto; (c) the services rendered which resulted in the creation of the Accounts have been delivered or rendered to and accepted by the Account Debtor; (d) the amounts shown on the Borrower's books and records, with respect thereto are actually and absolutely owing to the Borrower and are not contingent for any reason; (e) there are no set-offs, counterclaims or disputes known by the Borrower or asserted with respect thereto, and the Borrower has made no agreement with any Account Debtor thereof for any deduction or discount of the sum payable thereunder except regular discounts allowed by the Borrower in the ordinary course of its business for prompt payment; (f) there are no facts, events or occurrences known to the Borrower which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder; (g) all Account Debtors thereof, to the best of the Borrower's knowledge, have the capacity to contract; (h) the services furnished giving rise thereto are not subject to any Liens other than Permitted Liens; and (i) the Borrower has no knowledge of any fact or circumstance which would impair the validity or collectibility thereof.


                                   ARTICLE VI
                              CONDITIONS OF LENDING


                  The making of any advance under the Loan is subject to the conditions set forth under this Agreement and the following conditions precedent:

         Section 6.1  No Default.

         No Event of Default and no event which with the giving of notice or the passage of time would become an Event of Default has occurred and is existing and all representations and warranties set forth herein or in the other Financing Documents are true and correct.

         Section 6.2  Opinion of Counsel for the Borrower.

         At the Facility Closing and when a lien on an Eligible Project is subsequently granted by the Borrower, the Lenders shall receive a written opinion of counsel for the Borrower and the Guarantor satisfactory in all respects to the Agent.

         Section 6.3  Approval of Counsel for the Lenders.

         All legal matters incident to the Loan and all documents necessary in the opinion of the Agent to make the Loan or the addition of either an Eligible Project to the Borrowing Base or add such Deeds of Trust and related Collateral shall be satisfactory in all material respects to counsel for the Lenders.

         Section 6.4  Supporting Documents.

         The Agent shall receive at the Credit Facility Closing and in connection with the subsequent Facility Closing: (a) a certificate of a duly authorized officer of the Borrower, in a form acceptable to the Agent in all respects, dated as of the date hereof and certifying (i) that attached thereto is a true, complete and correct copy of resolutions duly adopted by board of directors of the Borrower authorizing the execution and delivery of this Agreement, the Note and the other Financing Documents, the borrowing thereunder, and the performance of the Obligations, and (ii) as to the incumbency and specimen signature of the authorized officer of the Borrower executing this Agreement, the Note and the other Financing Documents; (b) such other documents as the Agent may reasonably require the Borrower to execute, in form and substance acceptable to the Agent; and (c) such additional information, instruments, opinions, documents, certificates and reports as the Agent may reasonably deem necessary.

         Section 6.5  Financing Documents.

         All of the Financing Documents required by the Agent whether at the Credit Facility Closing or any subsequent Facility Closing shall be executed, delivered and, if deemed necessary by the Agent, recorded, all at the sole expense of the Borrower.

         Section 6.6  Insurance.

         The Borrower shall have satisfied the Agent that any and all insurance required by this Agreement is in effect as of the date of this Agreement or as of the date of the addition of a Deed of Trust and related Collateral, and that, to the extent required by the Financing Documents, the Lenders have been named as an insured lienholder.

         Section 6.7  Security Documents.

         In order to perfect the lien and security interest created by this Agreement, the Borrower shall have executed and delivered to the Agent all Security Documents (in form and substance acceptable to the Agent in its sole discretion) deemed necessary by the Agent, in a sufficient number of counterparts for recordation, and, at the Borrower's sole expense, shall record all such financing statements and Security Documents, or cause them to be recorded, in all public offices deemed necessary by the Agent.

         Section 6.8  Additional Borrower Joinder Supplement.

         In order to add an Additional Borrower, under the Credit Facility, confirm that such additional Borrower is jointly and severally liable with existing Borrower for all the Obligations, perfect the lien and security interest of the Lenders in the Collateral related to the construction and operation of any Facility encumbered by a Deed of Trust provided by an Additional Borrower, such Additional Borrower shall execute and deliver to the Agent, an Additional Borrower Joinder Supplement joining in the Note, this Agreement, such assignments of Collateral and such other Security Documents as the Agent may require and in sufficient number of counterparts for recordation, and, at the Borrower's sole expense, shall make available for recording all such financing statements and other Security Documents, or cause them to be recorded, in all public offices deemed necessary to the Agent.


                                  ARTICLE VII
                        AFFIRMATIVE COVENANTS OF BORROWER


                  Until payment in full and the performance of all of the Obligations hereunder, the Borrower shall:


         Section 7.1  Financial Statements.

         Furnish to the Agent:

                            (a) as soon as available but in no event more than
one hundred twenty (120) days after the close of each of the Borrower's fiscal years, (i) a copy of the consolidated annual financial statement of the Borrower in reasonable detail satisfactory to the Agent, prepared on a basis of accounting consistent with that of the Guarantor consistently applied, which financial statement shall include a balance sheet of the Borrower, as at the end of such fiscal year and a certificate of compliance signed by the Borrower's Chief Financial Officer regarding the covenants contained in the Financing Documents and whether there has been an event which constitutes an Event of Default under the Financing Documents, or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and, if so, stating the facts with respect thereto, (ii) and the related statements of operations in a format acceptable to the Agent;

                            (b) beginning with the first Operating Month, as
soon as available but in no event more than thirty (30) days after the last day of each such calendar month, operating statements for each Eligible Project for such month, including an income and expense statement for such period and certified rent roll with respect to each Eligible Project then operating for such period;

                            (c) with reasonable promptness such additional
information, reports or statements as the Agent may from time to time reasonably request; and

                            (d) all required financial statements, required
pursuant to Sub-paragraphs (a) and (b) hereof shall include the following certification:

                      "The undersigned, as               of             ,
             certifies that the financial information contained in the financial
             statement dated          , is true and complete when interpreted in
             conjunction with the Guarantor's most recent annual and quarterly financial statements, as of this date. This statement is provided to Bank United (the "Bank") as agent for the Lenders set forth in
             the Agency Agreement dated              ,         , as amended,
             restated or substituted from time to time, for the purpose of obtaining credit or in fulfillment of the terms and conditions of credit already provided. Accordingly, it is intended that the Bank may rely on this information."

                            (e) All required financial statements required under
(a) hereof shall be accompanied by a certificate of compliance with the applicable financial covenants signed by a responsible officer of the Borrower and shall include the Borrower's computation of such covenants.

                            (f) as soon as available but in no event more than
forty-five (45) days after the close of each of the Borrower's fiscal quarters internally prepared, consolidated and consolidating financial statements of the Borrower, a balance sheet on a year-to-date basis and as of the close of such period and an income and expense statement for such period, certified by a responsible officer of the Borrowers; and

                            (g) in addition, the Borrower will provide or cause
the Guarantor to provide to the Agent a quarterly certificate of compliance with financial covenants applicable to either the Borrower or the Guarantor within thirty (30) days of the end of each of the Borrower's or the Guarantor's fiscal quarters in the form attached hereto as EXHIBIT D and duly certified by a responsible officer of such entity.

         Section 7.2  Financial Covenants.

                      7.2.1 Minimum Pool A Projects.

         At least sixty percent (60%) of the Eligible Projects shall qualify as Pool A Projects. The foregoing notwithstanding, if the Borrower fails to satisfy this covenant and at the time of such failure no more than four (4) Eligible Projects are Pool B or Pool C Projects, such failure shall not constitute an event of default under the Financing

Documents unless the Borrower fails within ninety (90) days thereof to restore the composition of the Borrowing Base to not less than sixty (60%) Pool A Projects.

                      7.2.2 Pool A Project Covenants.


         Each Development Project, Stabilized Project, Acquired Project or Acquisition Project shall satisfy the applicable performance requirements hereinafter set forth to qualify as a Pool A Project as set forth below:


                      (a) Maximum Construction Period. Each Development Project will be individually monitored for on-going construction for not more than the applicable period as follows:

-----------------------------------------------------------------------------------------------------------
Model             Sterling House
-----------------------------------------------------------------------------------------------------------
Types             WovenHearts       Clare Bridge     Crossings         Wynwood       Campus
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Maximum
-----------------------------------------------------------------------------------------------------------
Construction
-----------------------------------------------------------------------------------------------------------
Period            12 months         12months         14 months         14 months     24 months
-----------------------------------------------------------------------------------------------------------

         The construction period shall be measured from the date of commencement of construction as reported by the Borrower, regardless of whether it owned the Facility as of the commencement date, and as verified by the Agent.

                      (b) Minimum Occupancy Requirement. Each Development Project shall maintain a minimum resident occupancy as of the Operating Month shown below:

-----------------------------------------------------------------------------------------------------------
Min. Occupancy    Sterling House                                                     Acquired
-----------------------------------------------------------------------------------------------------------
Requirement       WovenHearts       Clare Bridge     Crossings         Wynwood       Project.
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
50%               by 6 mos          by 6 mos         by 7 mos          by 7 mos      by 6mos
-----------------------------------------------------------------------------------------------------------
75%               by 9 mos          by 9 mos         by 10 mos         by 10 mos     by 9mos
-----------------------------------------------------------------------------------------------------------
85%               by 12 mos         by 12 mos        by 14 mos         by 14 mos     by12mo
-----------------------------------------------------------------------------------------------------------

                            (c) Debt Service Coverage Ratio (Stabilized
Project). Each Stabilized Project shall maintain an 85% minimum resident occupancy requirement, and a Debt Service Coverage Ratio equal to not less than
1.25 to 1.0 as of the end of each fiscal quarter ending, as set forth below:

----------------------------------------------------------------------------------------------------
Stabilized Projects        1Q               2Q                3Q               4Q       thereafter
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Debt Service Coverage
----------------------------------------------------------------------------------------------------
Ratio                      1.25x            1.25x             1.25x            1.25x    1.25x
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Rolling Historical
----------------------------------------------------------------------------------------------------
Operations                 3 mos            6 mos             9 mos            12 mos   12mos
----------------------------------------------------------------------------------------------------
                           Test             test              test             test     test
----------------------------------------------------------------------------------------------------


                            (d) Debt Service Coverage Ratio (Acquisition
Project). Each Acquisition Project, shall maintain a Debt Service Coverage Ratio equal to not less than 1.25 to 1.0 as of the end of each fiscal quarter ending after its acquisition, as set forth below:

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Acquisition Projects         1Q               2Q                3Q       4Q      5Q        thereafter
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Debt Service
----------------------------------------------------------------------------------------------------------
Coverage Ratio               NA               1.25x             1.25x    1.25x   1.25x     1.25x
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Rolling Historical
----------------------------------------------------------------------------------------------------------
Operations                   NA               3 mos             6 mos    9 mos   12 mos    12mos
----------------------------------------------------------------------------------------------------------
                                              test              test      test    test      test
----------------------------------------------------------------------------------------------------------


                            (e) Maximum Period for Opening. Each Development
Project shall be open for full operations within ninety (90) days of issuance of its certificate of occupancy.

                            (f) Product Types. Provided the Agent consents to
the addition of a new product type to the Borrowing Base, Eligible Projects of types other than those commonly designated by the tradenames "Wynwood", "Crossings", "Clare Bridge", "Wovenhearts" or "Sterling House" shall be required to meet the covenants set forth in 7.2.2 (a) and (b) for a "Sterling House" or "Wovenhearts" Facility unless otherwise agreed by the Agent.

                            (g) Campus Projects. Except as provided in 7.2.2
(a), each Facility in a Campus Project will be measured separately for compliance with the covenants hereunder to determine whether such Facility qualifies as a Pool A Project.

                            (h) Special Conditions for Borrowing Base Consisting
of Acquisition Projects. At such time or times as the Eligible Projects in the Borrowing Base are either all Acquisition Projects or when Acquisition Projects must be included to meet the requirement hereunder that 60% of all Eligible Projects be Pool A Projects, but such Acquisition Projects have been too recently acquired to meet the Debt Service

Coverage Ratio set forth in Section 7.2.2 (d) above, then each such new Acquisition Project shall be tested under the Debt Service Coverage Ratio set forth in Section 7.2.3 and must meet such test in order to qualify as a Pool A Project for any purpose under this Agreement.

                            (i) Eligible Facilities Subject to Joint Venture
Leases. In the case of any Eligible Project which otherwise qualifies as a Pool A Project which is subject to a Joint Venture Lease, ALS or an Affiliate shall exercise its rights to buy-out the ownership interests of all other partners or other owning entities in the Joint Venture within six (6) months from the date on which such Eligible Project becomes a Stabilized Facility or the Eligible Project will be classified by the Agent as a Pool B Project. If such buy-out has not been completed within nine (9) months of the Eligible Project's becoming a Stabilized Project, such Eligible Project will be classified by the Agent as a Pool C Project.

                            (j) to the extent the Agent has agreed from time to
time in its sole discretion to modify or waive any requirements for an individual Eligible Project to qualify as a Pool A Project, such Eligible Project and the specific terms of such waiver are set forth on EXHIBIT E attached hereto or any replacement EXHIBIT E which may from time to time be attached to this Financing Agreement.

                      7.2.3 Debt Service Coverage Prospective Test for Acquisition Projects.

         Prior to the inclusion of any Acquisition Projects which the Borrower has requested be included in the Borrowing Base (each, a "Prospective Acquisition Project"), all Stabilized Projects and all Acquisition Projects already in the Borrowing Base plus the Prospective Acquisition Project(s) shall maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.0 projected on an annualized basis measured using the Borrowing Base Report for the most recent three (3) months and operating statements for Prospective Acquisition Project(s) for the same period.


         Section 7.3  Taxes and Claims.

         Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or any of its income or properties prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any of its properties; provided, however, the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and by proper proceedings.

         Section 7.4  Legal Existence.

         Maintain its legal existence in good standing in the state of its formation and in each jurisdiction where it is required to register or qualify to do business.

         Section 7.5  Conduct of Business and Compliance with Laws.

                      7.5.1 Maintenance of Agreements

         Do or cause to be done all things necessary to obtain, enter into, preserve and to keep in full force and effect its material rights and its trade names, patents, trademarks and Licenses, Participation Agreements, and Operating Agreements and Management Contracts which are necessary for the operation of each Facility as its respective type of Senior Living Facility and as contemplated by the Borrower.

                      7.5.2 Maintenance of Agreements

         Engage in and continue to engage substantially only in the business of owning and operating a Senior Living Facility and related services in compliance with all applicable laws of the state in which the applicable Facility is located or any other Governmental Authority having jurisdiction over such Facility.

                      7.5.3 Compliance with Laws Governing Participation Agreements.

         Comply with all applicable Laws, including, without limitation, regulations issued under the Omnibus Budget Reconciliation Act of 1987 (OBRA'87) (Pub.L.No. 100-203), as amended, and observe the valid requirements of Governmental Authorities, and perform the terms of all Participation Agreements to which it is a party, the noncompliance with or the nonobservance of which might materially interfere with the performance of its Obligations or the proper or prudent conduct of its business or the applicable Property.

                      7.5.4 Other Operating Covenants.

         In addition, the Borrower covenants and agrees that it will:

                            (a) obtain and maintain in full force and effect all
Licenses necessary to the acquisition and/or ownership and/or operation of each Facility including, without limitation, Licenses and other approvals related to the storage, dispensation, use, prescription and disposal of drugs, medications and other "controlled substances" and, to the extent offered by the Borrower, the maintenance of cafeteria and other food and beverage facilities or services;

                            (b) administer, maintain and operate (or will cause
to be administered, maintained and operated) each Facility as a revenue-producing Senior Living Facility;

                            (c) to the extent the Borrower participates in any
such programs, maintain and operate each Facility to meet the standards and requirements and to provide healthcare of such quality and in such manner as would enable the Borrower to participate in, and provide services in connection with, recognized medical and healthcare insurance programs;

                            (d) obtain, maintain and comply with all conditions
for the continuance of all Licenses, including without limitation, Licenses which may at any time be required by the state in which the applicable Facility is located or other appropriate governmental entity, necessary or desirable for the operation of each Facility as its applicable Senior Living Facility;

                            (e) to the extent the Borrower presently
participates or in the future will participate in such programs, obtain, maintain and comply with all conditions for the continuance of certification from each applicable Governmental Authority that the Borrower meets all conditions for participation in the Medicare and Medicaid programs; and

                            (f) construct the Improvements entirely on the Land
without encroaching upon any easement or right-of-way or upon the land of others in accordance with all applicable (whether present or future) laws, ordinances, rules, regulations, requirements and orders of any Governmental Authority having or claiming jurisdiction, including all applicable building restriction lines and set-backs, all use or other restrictions and the provisions of any prior agreements, declarations, covenants and all applicable zoning and subdivision ordinances and regulations unless a variance shall have been obtained.

         Section 7.6  Use of Proceeds.

         Use the proceeds of the Loan for the purpose or purposes set forth in
Section 2.l and, without the prior written consent of the Agent for no other purpose or purposes.

         Section 7.7  Insurance.

         Provide or cause to be provided to the Agent and maintain in full force and effect at all times during the term of the Loan, such policies of insurance as may be required by the terms of the Financing Documents from a company or companies, and in form and amounts satisfactory to the Agent including, by way of example and not by way of limitation, at least the following:

                      7.7.1 Builder's Risk Insurance

         During any period of construction in or on an Eligible Project, "builder's risk" insurance, including vandalism and malicious mischief and collapse endorsements in amounts not less than the replacement cost of the Improvements being constructed or of the Property and naming the Agent on behalf of the Lenders as a loss payee in the mortgagee clause thereof;

                      7.7.2 Property Insurance

         Casualty or physical damage insurance coverage for each completed Eligible Project affording protection against loss or damage by fire or other hazards covered in the form of an "all-risk" 100% non-reporting fire and hazard insurance policy with "extended coverage" endorsement and insurance for boiler or pressure vessel explosion (if boilers or pressure vessels are located on the Property) and such other risks as shall be customarily covered with respect to projects similar in construction, location and use as the Property, or as the Agent may from time to time otherwise require in amounts necessary to prevent the application of any co-insurance provisions of any applicable policies up to an amount not less than the greater of the full insurable value of the Improvements (as defined in the Deed of Trust) or the aggregate principal amount of the Obligations; no policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this Section by reason of co-insurance provisions or otherwise; the term "full insurable value" means the actual replacement cost of the Property (as defined in the Deed of Trust) (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items); and as to Eligible Projects naming the Agent on behalf of the Lenders as loss payee in the mortgagee clause thereof;

                      7.7.3 Liability Insurance

         Comprehensive public liability insurance in amounts usually carried by similar operations against claims for bodily injury or death and property damage insurance for claims for damage to property (including loss of use) occurring upon, in or about the Property naming the Agent on behalf of the Lenders as loss payee thereunder, with such insurance to afford protection to the limit of not less than $5,000,000 for the aggregate of all occurrences during any given annual policy period for each Eligible Project shall name the Agent as a certificate holder and shall prohibit cancellation or reduction in coverage upon less than thirty (30) days prior written notice to the Agent;

                      7.7.4 Worker's Compensation Insurance

         Workers' compensation insurance in accordance with the requirements of applicable law or regulation naming the Agent on behalf of the Lenders as loss payee thereunder;

                      7.7.5 Business Interruption Insurance

         Business interruption insurance naming the Lenders as additional insureds with respect to each Facility once a certificate of occupancy has been issued for such Facility in an amount equal to at least twelve (12) months' debt service on the applicable Loan; and

                      7.7.6 Professional Liability Insurance

         To the extent that healthcare professionals are employed by the Borrower, medical liability, malpractice and other healthcare professional liability insurance protecting the Borrower and its employees against claims arising from the professional services performed by the Borrower and its employees with limits of not less than One Million Dollars ($1,000,000.00) with respect to injury or death for each person or occurrence and an umbrella policy insuring against such liability in an aggregate amount of not less than Ten Million Dollars ($10,000,000.00). In addition, the Borrower shall ensure that all healthcare providers with whom the Borrower contracts to provide services at any Facility are insured against claims arising from such services with limits as set forth above.

                      7.7.7 Flood Insurance.

         If required by applicable law or regulation, provide or cause to be provided to the Agent a separate policy of flood insurance in the aggregate amount of the applicable Loan or the maximum limit of coverage available with respect to the Property, whichever is the lesser, from a company or companies satisfactory to the Agent and written in strict conformity with the Flood Disaster Protection Act of 1973, as amended, and all applicable regulations adopted pursuant thereto. In the event that flood insurance is not required by applicable law or regulation to be provided in connection with the applicable Loan or is not otherwise available with respect to the Property, the Borrower shall supply the Agent with written evidence, in form and substance satisfactory to the Agent, to that effect. Any such policy shall provide that the policy may not be surrendered, canceled or substantially modified (including, without limitation, cancellation for nonpayment of premiums) without at least thirty
(30) days' prior written notice to any and all insureds named therein, including the Lenders.

                      7.7.8 General Insurance Provisions

         The Borrower shall file with the Agent, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Each policy of insurance shall (a) be issued by one or more recognized, financially sound and responsible insurance companies approved by the Agent and which are qualified or authorized by the laws of the state in which the applicable Facility is located to assume the risk covered by such policy, (b) with respect to the insurance described under the preceding subsections 7.7.1, 7.7.2 and 7.7.6, have attached thereto standard noncontributing, non-reporting mortgagee clauses in favor of and entitling the Lenders without contribution to collect any and all proceeds payable under such insurance, (c) provide that such policy shall not be canceled or modified without at least thirty (30) days prior written notice to the Agent, and (c) provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of the Borrower which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Unless an escrow account has been established for insurance premiums pursuant to the provisions of a Deed of Trust, the Borrower shall promptly pay all premiums when due on such insurance and, on or prior to the expiration date of each such policy, the Borrower shall deliver to the Agent a renewal policy or policies marked "premium paid" and ACORD evidence of insurance or other evidence of payment satisfactory to the Agent. The Borrower shall immediately give the Agent notice of any cancellation of, or change in, any insurance policy. The Lenders shall not individually or collectively, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency of any insurer, or (iii) the payment of losses.

         Section 7.8  Maintenance of Properties.

         Keep its properties, whether owned in fee or otherwise, or leased, including, without limitation, all of the Property, in good operating condition; make all proper repairs, renewals, replacements, additions and improvements thereto needed to maintain such properties in good operating condition; comply with the provisions of all leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder; and comply with all laws, rules, regulations and orders applicable to its properties or business or any part thereof.

         Section 7.9  Maintenance of the Collateral.

         Not permit anything to be done to the Collateral which may impair the value thereof. Any of the Lenders or an agent designated by such Lender, shall be permitted upon prior notice to the Borrower to enter the premises of the Borrower and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Lenders shall not have any duty to, and the Borrower hereby releases the Lenders from, all claims of loss or damage caused by the delay or failure to collect or enforce any of the Accounts or Receivables or to preserve any rights against any other party with an interest in the Collateral.

         Section 7.10 Other Liens, Security Interests, etc.

         Keep the Collateral and the Property free from all liens, security interests and claims of every kind and nature, other than Permitted Liens.

         Section 7.11 Defense of Title and Further Assurances.

         At its expense, defend the title to the Collateral (or any part thereof), and promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document the Agent may reasonably require in order to perfect, preserve, maintain, protect, continue and/or extend any lien or security interest granted to the Lenders under this Agreement or any of the Security Documents and its priority. The Borrower shall pay to the Agent, on demand all taxes, costs and expenses incurred by any of the Lenders, in connection with the preparation, execution, recording and filing of any such document or instrument.

         Section 7.12 Subsequent Opinion of Counsel as to Recording
Requirements.

         Provide to the Agent a subsequent opinion of counsel as to the filing, recording and other requirements with which the Borrower has complied to maintain the liens and security interests in favor of the Lenders in the Collateral in the event that the Borrower shall transfer its principal place of business or the office where it keeps its records pertaining to the Accounts and Receivables.

         Section 7.13 Books and Records.
                            (a) Keep and maintain accurate books and records;

                            (b) make entries on such books and records in form
reasonably satisfactory to the Agent disclosing the Lenders' assignment of, and security interest in and lien on, the Collateral and all collections received by the Borrower on its Accounts;

                            (c) furnish to the Agent promptly upon request such
information, reports, contracts, invoices, lists of purchases of Inventory (showing names, addresses and amount owing) and other data concerning Account Debtors and the Borrower's Accounts and Inventory and all contracts and collection(s) relating thereto as the Agent may from time to time specify; and

                            (d) unless the Agent shall otherwise consent in
writing, keep and maintain all such books and records mentioned in (a) above only at the addresses listed in EXHIBIT C, and (a) permit any person designated by any of the Lenders to enter the premises of the Borrower upon prior notice to the Borrower and examine, audit and inspect the books and records at any reasonable time and from time to time.

         Section 7.14 Collections.

         Until such time as the Agent shall notify the Borrower of the revocation of such privilege following an Event of Default, (a) at its own expense exercise the privilege for the account of and in trust for the Lenders of collecting its Accounts and receiving in respect thereto all items of payment and shall otherwise completely service all of the Accounts including (i) the billing, posting and maintaining of complete records applicable thereto, and
(ii) the taking of such action with respect to such Accounts as the Agent may reasonably request or in the absence of such request, as the Borrower may deem advisable; and (b) in its discretion, grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled. The Agent may, at its option but solely in accordance with applicable law, at any time or from time to time after the occurrence of an Event of Default hereunder, revoke the collection privilege given to the Borrower herein by either giving notice of its assignment of, and lien on the Collateral, subject to the provisions of Section 7.15 hereof, to the Account Debtors or giving notice of such revocation to the Borrower.

         Section 7.15 Notice to Account Debtors and Escrow Account.

         In the event that (a) a Default or an Event of Default exists, or (b) demand has been made for any or all of the Obligations, promptly upon the request of the Agent in such form and at such times as reasonably specified by the Agent, give notice of the Lenders' lien on the Accounts to the Account Debtors requiring those Account Debtors which are permitted by applicable law to make payments thereon directly to the Agent.

         Section 7.16 Business Names.

         Immediately notify the Agent of any change in the name or names under which it conducts its business.

         Section 7.17 ERISA.

         With respect to any pension plan which the Borrower and/or any Commonly Controlled Entity maintains or contributes to, either now or in the future, that: (a) such bonding as is required under ERISA 412 will be maintained; (b) as soon as practicable and in any event within 15 days after the Borrower or any Commonly Controlled Entity knows or has reason to know that a "reportable event" has occurred or is likely to occur, the Borrower will deliver to the Agent a certificate signed by its chief financial officer setting forth the details of such "reportable event"; (c) neither the Borrower nor any Commonly Controlled Entity will: (i) engage in or permit any "prohibited transaction" (as defined in ERISA 406 or Code 4975) to occur; (ii) cause any "accumulated funding deficiency" as defined in ERISA 302 and/or Code 412; (iii) terminate any pension plan in a manner which could result in the imposition of a lien on the property of the Borrower pursuant to ERISA 4068; (iv) terminate or consent to the termination of any multiemployer plan; (v) incur a complete or partial withdrawal with respect to any multiemployer plan within the meaning of ERISA 4203 and 4205; and (d) within 15 days after notice is received by the Borrower or any Commonly Controlled Entity that any multiemployer plan has been or will be placed in "reorganization" within the meaning of ERISA 4241, the Borrower will notify the Agent to that effect. Upon the Agent's request, the Borrower will deliver to the Agent a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA 3(35).

         Section 7.18 Management.
                            (a) Prior to the Credit Facility Closing, the
Borrower shall provide the Agent with a proposed form of Management Agreement to be entered into by the Borrower or a Joint Venture with the Management Company. The terms and provisions of the Management Agreement shall be fully approved by the Lender prior to each applicable Facility Closing. The interest of the Borrower in the Management Agreement shall be assigned to the Lender as security for the Credit Facility.

                            (b) Subject to the terms of a Management Fee
Subordination Agreement by and among the Borrower, the Management Company and the Agent executed in connection with each Facility Closing, the Borrower shall cause the Management Company to subordinate payment of any and all management fees under, or in connection with, the Management Agreement (the "Management Fees") to payment of the Obligations, in accordance with the terms and conditions of one or more subordination agreements in form and content acceptable to the Agent in its reasonable discretion, and shall not amend, restate, supplement, terminate, cancel or otherwise modify any of the terms or conditions of such Management Agreement, in any material respect, without the prior written consent of the Agent; however, payments of Management Fees may be made as contracted for until the occurrence of an Event of Default.

                            (c) The Management Agreement shall provide that the
Borrower or subsequent owner may terminate such agreement, at the discretion of the Borrower, upon thirty (30) days' prior written notice to the Management Company; the Management Company shall acknowledge and consent in writing to the assignment by the Borrower of its rights under the Management Agreement to the Agent. The Borrower hereby agrees to enter into a Management Agreement with an independent manager, acceptable to the Agent in its reasonable discretion, as and when directed by the Agent, if the Management Agreement has been terminated pursuant to the immediately preceding sentence; and it shall constitute an Event of Default under the Financing Documents if the Borrower fails to do so. Except as provided hereinafter, the Financing Documents shall provide that termination of the Management Agreement without the prior written consent of the Agent shall constitute an Event of Default under the Financing Documents. No consent of the Lender shall be required for the termination of a Management Agreement if it is required to meet an obligation for a License and (a) the Management Company remains the Borrower, ALS or a Wholly Owned Subsidiary of ALS and (b) any additional assignments of such Management Agreements required by the Agent are provided by the Borrower.

         Section 7.19 Surveys.

         Upon the completion of the construction of the Improvements, the Borrower shall furnish the Agent with an ALTA Survey with a current certification to the Agent by a registered land surveyor of the jurisdiction in which the Land is located. At any time the Borrower is required to furnish an ALTA Survey to the Agent pursuant to the terms of this Agreement, the Borrower shall also furnish an original print thereof to the title insurance company and such Survey shall not be sufficient for the purposes of this Agreement unless and until the title insurance company shall advise the Agent, by endorsement to the title insurance policy or otherwise, that the Survey discloses no violations, encroachments or other variances from applicable set-backs or other restrictions except such as the Agent and its counsel shall approve.

         Section 7.20 Inspections; Cooperation; Payment of Inspecting Engineer.

         Permit the Lenders and their duly authorized representatives (including, without limitation, the Inspecting Engineer) to enter upon any of the Land, to inspect the Improvements and any and all materials to be used in connection with the development of any of the Land and/or the construction of the Improvements, to examine all detailed plans and shop drawings and similar materials as well as all records and books of account maintained by or on behalf of the Borrower relating thereto and to discuss the affairs, finances and accounts pertaining to any Facility and any of the Improvements with representatives of the Borrower. The Borrower shall at all times cooperate and cause the General Contractor and each and every one of its subcontractors and materialmen to cooperate with the Lenders and their duly authorized representatives (including, without limitation, the Inspecting Engineer) in connection with or in aid of the performance of the Agent's or Lenders' functions under this Agreement. The reasonable fees of any Inspecting Engineer engaged or employed by the Agent in connection with or in aid of the performance of the Agent's or the Lenders' functions under this Agreement shall be paid by the Borrower.

         Section 7.21 Vouchers and Receipts.

         Furnish to the Agent, promptly on demand, any contracts, bills of sale, statements, receipted vouchers or agreements pursuant to which the Borrower has any claim of title to any materials, fixtures or other articles delivered or to be delivered to the Land or incorporated or to be incorporated into any of the Improvements. The Borrower shall furnish to the Agent, promptly on demand, a verified written statement, in such form and detail as the Agent may require, showing all amounts paid for labor and materials and all items of labor and materials furnished or to be furnished for which payment has not been made and the amounts to be paid therefor.

         Section 7.22 Payments for Labor and Materials.

         Pay when due all bills for services or labor performed and materials supplied in connection with the development of the Land and the construction of the Improvements. In the event any mechanics' lien or other lien or encumbrance shall be filed or attached against the Property without the prior written consent of the Agent in each instance, the Borrower covenants and agrees that, within twenty (20) days after the filing of such lien, the Borrower will promptly discharge the same by payment or filing bond or otherwise as permitted by law; and if the Borrower fails to do so, the Agent may, at its option, in addition to, and not in limitation of, all other rights and remedies of the Agent in the Event of Default by the Borrower, and without regard to the priority of said mechanics' lien or other lien or encumbrance, pay the same, and all amounts expended by the Agent for such purpose shall constitute loans to the Borrower and shall be secured by the Deed of Trust and the other Financing Documents, and be due and payable forthwith by the Borrower to the Agent with interest thereon at the Reimbursement Rate provided for in the Deed of Trust.

         Section 7.23 Correction of Construction Defects.

         Promptly following any demand by the Agent, correct or cause the correction of any structural defects in the Improvements and any material departures or deviations from the Plans and Specifications, as determined by the Agent in its sole but reasonable discretion, not approved in writing by the Agent.

         Section 7.24 Fees and Expenses; Indemnity.

         Pay all reasonable fees, charges, costs and expenses required to satisfy the conditions of the Financing Documents. The Borrower shall hold the Lenders harmless and indemnify the Lenders against all claims of brokers and "finders" arising by reason of the execution and delivery of the Financing Documents or the consummation of the transaction contemplated hereby. Neither party is aware of any broker having a claim for payment.

         Section 7.25 Governmental Surveys or Inspections.

         Furnish to the Agent upon its request, within thirty (30) days of receipt thereof, copies of any and all annual surveys or inspections performed by any Governmental Authority or accreditation or certification organization with respect to any Facility.

         Section 7.26 Cost Reports.

         Prepare and file all applicable cost reports to all third-party payors, if any, to the extent required by any such third-party payor and, within thirty
(30) days thereafter, notify the Agent of any settlement of any cost report disclosed to the Agent as being open or unsettled as of the Closing Date to the extent any such cost report would have a materially adverse effect on the Borrower.

         Section 7.27 Updated Appraisals.

         In addition, the Agent shall have the right but not the obligation to require annual updated appraisals of any or all the Property and the Facilities, which appraisals shall be prepared by an appraiser or appraisers designated by the Agent and shall be in all respects reasonably acceptable to the Agent which appraisals shall include, if deemed necessary by the Agent, in its reasonable discretion, updated discounted cash flow analysis, inspections of and commentary on the physical status of the applicable Facility and an engineering review. The basis of the appraisal calculations shown on such appraisal reports and all other aspects of the appraisal reports must be satisfactory to the Agent in all material respects. The release of such appraisal reports by the Agent to the Borrower shall be at the Agent's sole option if the Borrower has not paid the cost of such appraisal. If the Borrower has paid the cost of the appraisal, a copy of the appraisal will be provided to the Borrower upon its signing of the Agent's standard appraisal release letter. The Borrower shall reimburse the Agent upon demand for all costs and expenses incurred by any of the Lenders with respect to the preparation and review of all future appraisals required pursuant to the terms hereof, if either (i) such appraisal is required by law or banking regulation, (ii) an Event of Default has occurred under the Financing Documents, or (iii) the Agent has a good faith reason to believe a significant change in value has occurred in the Facility being appraised due to a material adverse change in the Facility's occupancy status or operating performance and such appraisal actually reflects such significant change.

         Section 7.28 Notification of Certain Events, Events of Default and Adverse Developments.

         Promptly give written notice to the Agent who will forward a copy of the notice to the Lenders upon obtaining knowledge of the occurrence of any of the following:

                            (a) any Event of Default under the Financing
Documents;

                            (b) any event, development or circumstance whereby
the financial statements furnished under the Financing Documents fail in any material respect to present fairly the financial condition and operational results of the Borrower;

                            (c) any judicial, administrative or arbitral
proceeding pending against the Borrower or any judicial or administrative proceeding known by the Borrower to have been threatened against it in a written communication which threatened proceeding, if adversely decided, could materially adversely affect its financial condition or operations (present or prospective);

                            (d) (i) the revocation, suspension, probation,
restriction, limitation or refusal to renew, or any administrative procedure then in process for the revocation, suspension, probation, restriction, limitation, or refusal to renew, of any License, or (ii) the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending, decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew or any administrative procedure then in process for any participation or eligibility in any third party payor program in which the Borrower elects to participate, including, without limitation, Medicare, Medicaid or other private insurer programs or any accreditation of the Borrower, or (iii) the issuance or pending issuance of any License for a period of less than twelve (12) months, as a consequence of sanctions imposed by any Governmental Authority, or (iv) the assessment or pending assessment, of any civil or criminal penalties by any Government Authority, any third party payor or any accreditation organization or Person, which could materially adversely affect the financial condition or operations of the Borrower or an Affiliate (present or prospective) as determined by the Agent, in its sole but reasonable discretion;

                            (e) any action, including, but not limited to, the
filing of any certificate of need application if required by law, the amendment of any Facility License or certification, or the issuance of any new License or certification for any Facility, under which the Borrower proposes (i) to develop a new Facility or service and/or (ii) eliminate, materially expand or materially reduce any service;

                            (f) any actual contingent liability or a potential
contingent liability of the Borrower of $1,000,000 or more;

                            (g) any material default or failure to perform by
the Borrower, the General Contractor or any subcontractor or materialmen with respect to the Property of if such notice relates to any matter requiring the Agent's or the Lenders' approval hereunder; and

                            (h) any other development in the business or affairs
of the Borrower results in a material adverse change therein; and in each case listed in clauses (a) through (g), inclusive, of this Section describing in detail satisfactory to the Agent the nature thereof and, in the case, if any, of notification under clause (a), the action the Borrower proposes to take with respect thereto or a statement that the Borrower intends to take no action and an explanation of the reasons for such inaction. In addition, the Borrower will furnish to the Agent immediately after receipt thereof copies of all administrative notices material to Borrower's business and operation of any Facility and all responses by or on behalf of the Borrower with respect to such administrative notices.

         Section 7.29 Compliance with Environmental Laws.

         If any Hazardous Materials are used, present or generated on any real property owned or controlled by the Borrower or for which the Borrower is responsible, use, process, distribute, handle, maintain, treat, store, dispose of and transport such substance in compliance with all applicable laws, including, but not limited to, those regulating PCB, underground storage tanks, radon and medical waste tracking, as well as any laws that are enacted after the date of this Agreement.

         Section 7.30 Hazardous Materials; Contamination.
                            (a) Give notice to the Agent within five (5) Banking
Days of the Borrower's acquiring knowledge of the presence of any Hazardous Materials on any property owned or controlled by the Borrower or for which the Borrower is responsible or of any Hazardous Materials Contamination with a full description thereof, except for reasonable quantities of necessary supplies for use by the Borrower in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws;

                            (b) promptly comply with any laws requiring special
handling, maintenance, servicing, removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Agent upon request with satisfactory evidence of such compliance;

                            (c) provide the Agent, within thirty (30) days after
a demand by the Agent, with a bond, letter of credit or similar financial assurance evidencing to the Agent's satisfaction that funds are available to pay the cost of removing, treating, and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any lien which may be established as a result thereof on any property owned, operated or controlled by the Borrower or for which the Borrower is responsible; and

                            (d) defend, indemnify and hold harmless the Lenders
and each of their agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials on any property owned, operated, controlled or managed by the Borrower for which the Borrower is responsible for any Hazardous Materials Contamination.

         Section 7.31 Participation in Reimbursement Programs.

         In the event the Borrower elects to participate in any or all plans and/or programs for third party payment and/or reimbursement, and the revenues derived from a single plan or program exceed ten percent (10%) of the gross revenues of the applicable Facility, continue its participation in any and all such plans and/or programs for third party payment and/or reimbursement from, and claims against, private insurers or programs for payment and/or reimbursement from federal, state and local governmental agencies and/or private or quasi-public insurers, including, without limitation, Managed Care Plans, Medicaid and Medicare and the Veterans Administration (as determined by the Borrower in the good faith exercise of its prudent and commercially reasonable business judgment). While participating in such plans, the Borrower shall comply with any and all rules, regulations, standards, procedures and decrees necessary to maintain the Borrower's participation in any such third party payment or reimbursement program or plan.

                                  ARTICLE VIII
                         NEGATIVE COVENANTS OF BORROWER


                  Until payment in full and the performance of all of the Obligations, without the prior written consent of the Agent as permitted pursuant to the Agency Agreement, the Borrower will not directly or indirectly:


         Section 8.1  Borrowings.

         Create, incur, assume or suffer to exist any liability for borrowed money other than the Credit Facility and Permitted Equipment Financing or unsecured loans from Affiliates which are bearing an interest rate no higher than that then applicable to the Loan, are fully subordinated as to payment of principal and interest (either by their terms or by separate written agreement) to the Credit Facility; provided, however, so long as no Event of Default has occurred or will occur upon the payment of interest on such indebtedness under the Financing Documents, the Borrower may make scheduled payments of interest on such debt.

         Section 8.2  Deeds of Trust and Pledges.

         Create, incur, assume or suffer to exist any deed of trust, mortgage, pledge, Lien or other encumbrance of any kind upon, or any security interest in, any of its property or assets, including the Collateral or impair the value thereof, whether now owned or hereafter acquired.

         Section 8.3  Sale or Transfer of Assets.

         Directly or indirectly enter into any arrangement whereby the Borrower shall sell, lease, transfer, assign or otherwise dispose of any of its assets other than (a) sales or other disposition of assets in the ordinary course of business for value, provided the proceeds thereof are used to pay down one or more of the Loans or the asset sold or disposed of is replaced by one of equal or greater value or (b) the transfer of an Eligible Project or the sale of an Eligible Project, in either case, in which case the Borrowing Base will be reduced by the availability attributed to such Facility.

         Section 8.4  Other Liens; Transfers; "Due-on-Sale"; etc.

         The Borrower shall not, without the prior written consent of the Agent, create or permit to be created or remain with respect to any of the Property or any part thereof or income therefrom, any mortgage, pledge, lien, encumbrance or charge, or security interest, or conditional sale or other title retention agreement, whether prior or subordinate to the lien of the Financing Documents, other than in connection with the Financing Documents or as otherwise provided or permitted therein. Except for any grant, conveyance, sale, assignment or transfer in the ordinary course of the Borrower's business and which is specifically conditioned upon the release of records of the lien of the Deed of Trust and the other Financing Documents as to that Eligible Project granted, conveyed, sold, assigned or transferred as otherwise permitted hereunder, the Borrower shall not, without the prior written consent of the Agent, make, create, permit or consent to any conveyance, sale, assignment or transfer of any of the Property or any part thereof, other than in connection with the Financing Documents or as otherwise provided or permitted therein.

         Section 8.5  Advances and Loans.

         Make loans or advances to any Person, including, without limitation, Affiliates, partners and employees of the Borrower.

         Section 8.6  Contingent Liabilities.

         Assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit and collection or similar transactions in the ordinary course of business.

         Section 8.7  Licenses.

         Allow any Licenses, permit, right, franchise or privilege necessary for the ownership or operation of any Facility for the purposes for which any Facility is intended to be used to lapse, be suspended, be revoked, be denied renewal or be forfeited or be placed on probation unless solely due to administrative delay by the licensing authority; to fail to receive a License for any Facility within sixty (60) days of the issuance of a certificate of occupancy for such Facility or to suffer the issuance or pending of any

License for a period of less than twelve (12) months as a consequence of any sanctions imposed by any Governmental Authority or the Assessment or pending assessment of any civil or criminal penalties by any Governmental Authority or any third party payor.

         Section 8.8  ERISA Compliance.

                            (a) Restate or amend any Plan established and
maintained by the Borrower or any Commonly Controlled Entity and subject to the requirements of ERISA, in a manner designed to disqualify such Plan and its related trusts under the applicable requirements of the Code;

                            (b) permit any partners of the Borrower or any
Commonly Controlled Entity to materially adversely affect the qualified tax-exempt status of any Plan or related trusts of the Borrower or any Commonly Controlled Entity under the Code;

                            (c) engage in or permit any Commonly Controlled
Entity to engage in any Prohibited Transaction;

                            (d) incur or permit any Commonly Controlled Entity
to incur any Accumulated Funding Deficiency, whether or not waived, in connection with any Plan;

                            (e) take or permit any Commonly Controlled Entity to
take any action or fail to take any action which causes a termination of any Plan in a manner which could result in the imposition of a lien on the property of the Borrower or any Commonly Controlled Entity pursuant to Section4068 of ERISA;

                            (f) fail to notify the Agent that notice has been
received of a "termination" (as defined in ERISA) of any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute;

                            (g) incur or permit any Commonly Controlled Entity
to incur a "complete withdrawal" or "partial withdrawal" (as defined in ERISA) from any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute; or

                            (h) fail to notify the Agent that notice has been
received from the administrator of any Multiemployer Plan to which the Borrower or any Commonly Controlled Entity has an obligation to contribute that any such Plan will be placed in "reorganization" (as defined in ERISA).

         Section 8.9  Transfer of Collateral.

         Transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral; provided, however, that the Borrower may transfer the Collateral or the books and records related thereto to another location if the Borrower shall have provided to the Agent prior to such transfer an opinion of counsel addressed to the Agent to the effect that the Lenders' perfected security interest shall not be affected by such move or if it shall be affected, setting forth the steps necessary to continue the Lender's perfected security interest together with the commencement of such steps by the Borrower at its expense.

         Section 8.10 Sale of Accounts or Receivables.

         Sell, discount, transfer, assign or otherwise dispose of any of its Accounts or Receivables of any Facility, such as accounts receivable, notes receivable, installment or conditional sales agreements or any other rights to receive income, revenues or moneys, however evidenced.

         Section 8.11 Amendments; Terminations.

         Except as otherwise provided herein, amend or terminate or agree to amend or terminate any License, the Management Agreement, or any participation agreement which exceeds 10% of the gross revenue of the applicable Facility, or except in the ordinary course of business any other Management Contracts and Operating Agreements which may have been entered into by the Borrower with respect to any Facility and which exceeds 10% of its gross revenue, or consent to or waive any material provisions thereof.

         Section 8.12 Prohibition on Hazardous Materials.

         Place, manufacture or store or permit to be placed, manufactured or stored, any Hazardous Materials on any property owned, controlled or operated by the Borrower or any Wholly Owned Subsidiary or for which the Borrower or any Wholly Owned Subsidiary is responsible, except for reasonable quantities of necessary supplies for use by the Borrower or any Wholly Owned Subsidiary in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws.

         Section 8.13 Subsidiaries.

         The Borrower will not create or acquire any Subsidiaries other than Wholly Owned Subsidiaries of which the Requisite Lenders have approved in the exercise of their sole and absolute discretion, which approval may be conditioned, among other things, on the execution and delivery of an Additional Borrower Joinder Supplemental and such other Financing Documents as the Agent may require.

         Section 8.14 Mergers or Acquisitions.

         Enter into any merger or consolidation or amalgamation, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire all or substantially all of the assets of any person, firm, joint venture or corporation except to acquire a Wholly Owned Subsidiary.

         Section 8.15 Conditional Sales.

         The Borrower shall not incorporate in the Improvements any property acquired under a conditional sales contract, or lease, or as to which the vendor retains title or a security interest with the exception of Permitted Equipment Financing, without the prior written consent of the Agent.

         Section 8.16 Changes to Plans and Specification.

         After review and approval of a Total Development Budget by the Agent, the Borrower shall not permit any change order increasing the price of the Improvement for an Eligible Project by more than $50,000 for any one change order or by more than $50,000 in the aggregate or materially altering the scope of the Improvements, without the prior written consent of the Agent which consent will not be unreasonably withheld.

         Section 8.17 Construction Contract; Construction Management.

         The Borrower shall not execute any contract or agreement or become a party to any arrangement for the construction of any Improvements or for construction management services with respect to any Property without the prior written consent of the Agent.

         Section 8.18 Line of Business.

         Neither the Borrower nor the Guarantor nor any Subsidiary of either will enter into any lines or areas of business if as a result, the general nature of the business, taken on a consolidated basis, which would be engaged in by the Borrower or the Guarantor individually or on a consolidated basis with its subsidiaries, would be substantially changed from the general nature of the business engaged in by the Borrower and the Guarantor on the date hereof.


                                   ARTICLE IX
                                EVENTS OF DEFAULT

         The occurrence of one or more of the following events shall be "Events of Default" under this Agreement, and the terms "Event of Default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

         Section 9.1  Failure to Pay and/or Perform the Obligations.

         The Borrower shall fail to

                            (a) make any payment of interest on the Note within
five (5) calendar days of the date when due, or

                            (b) pay any of the other Obligations including but
not limited to the Expense Payments and Liquidation Costs within five (5) calendar days of the date when due, except with regard to payment of (a) any Borrowing Base Deficiency which shall be due as provided in Section 2.1(h) hereof, and (b) amounts due at maturity for which no notice or cure period shall be required to be given.

         Section 9.2  Breach of Representations and Warranties.

         Any material representation or warranty made in this Agreement or in any report, certificate, opinion (including any opinion of counsel for the Borrower), financial statement or other instrument furnished in connection with the Obligations or with the execution and delivery of any of the Financing Documents, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

         Section 9.3  Failure to Comply with Covenants.

         Default shall be made by the Borrower in the due observance and performance of any covenant, condition or agreement contained in Article VII hereof (except for Sections 7.8, 7.9, 7.12, 7.13, 7.17, 7.19, 7.20, 7.24, 7.27)
or in Article VIII hereof.

         Section 9.4 Failure to Comply with Financial Reporting or Books and Records.

         Default shall be made by the Borrower in the due observance or performance of Section 7.1 or 7.13, which default shall remain unremedied, and the Borrower shall cure such default promptly, but in no event more than ten
(10) days after written notice thereof to the Borrower by the Agent.

         Section 9.5  Other Defaults.

         Default shall be made by the Borrower in the due observance or performance of any other term, covenant or agreement other than as set forth in this Article IX, which default shall remain unremedied for more than thirty (30) days after written notice thereof to the Borrower by the Agent, unless the nature of the failure is such that (a) it cannot be cured within the thirty (30) day period, and (b) the Borrower institutes corrective action within the thirty
(30) day period and (c) the Borrower diligently pursues such action and completes the cure within ninety (90) days.

         Section 9.6  Default Under Other Financing Documents.

         A Default shall occur under any of the other Financing Documents, and such Default is not cured within any applicable grace period provided therein.

         Section 9.7  Receiver; Bankruptcy.

         An Act of Bankruptcy occurs with respect to the Borrower or the Borrower becomes generally unable to pay its debts as they become due; provided, however, if a proceeding with respect to an Act of Bankruptcy is filed or commenced against the Borrower, the same shall not constitute an Event of Default if such proceeding is dismissed within sixty (60) days from the date of such Act of Bankruptcy.

         Section 9.8  Judgment.

         Unless adequately insured in the reasonable opinion of the Agent, the entry of a final judgment against the Borrower of $1,000,000 or more or any attachment or other levy against the property of the Borrower remains unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty
(30) days.

         Section 9.9  Execution; Attachment.

         Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

         Section 9.10 Default Under Other Borrowings.

                            (a) Default which continues beyond any applicable
grace period shall be made under any obligation of or guaranteed by the Borrower equal to or greater than $1,000,000, if the effect of such default is to accelerate the maturity of such obligation or to permit the holder or obligee thereof to cause such obligation to become due prior to its stated maturity;

                            (b) Default shall be made under any obligation equal
to or greater than $20,000,000 of a consolidated Affiliate, which is otherwise non-recourse to the Borrower, if the holder or obligee of such obligation has commenced action on any of the remedies available to it under the obligation.

         Section 9.11 Change in Status or Ownership.

         The Borrower is dissolved, merged, consolidated or reorganized, or any change occurs in the ownership of the outstanding stock of the Borrower without the prior written consent of the Agent.

         Section 9.12 Damage to Improvements.

         At any time prior to the issuance of a certificate of occupancy or completion therefor, any of the Improvements are substantially damaged or destroyed by fire or other casualty and the Agent determines in good faith that such Improvements cannot be restored and completed in accordance with the terms and provisions of the Deed of Trust unless the Borrower excludes the affected Eligible Project from the calculation of the Borrowing Base.

         Section 9.13 Mechanic's Lien.

         A lien for the performance of work or the supply of materials which is perfected against any of the Land remains unsatisfied or un-bonded or for which no other arrangements satisfactory to the Agent have been made for a period of twenty (20) days after the date of perfection unless the Borrower excludes the affected Eligible Project from the calculation of the Borrowing Base.

         Section 9.14 Survey Matters.

         Any Survey required by the Lenders during the period of construction shows any matters not approved by the Agent and such matters not approved are not removed within 30 days after Notice thereof by the Agent to the Borrower unless the Borrower excludes the affected Eligible Project from the Borrowing Base.

         Section 9.15 General Contractor Default.

         The General Contractor shall have defaulted under any Construction Contract, which default the Agent, in its sole discretion, shall deem substantial, and the Borrower, after thirty (30) days Notice from the Agent, shall fail to commence exercising any resulting right or remedy to which it may be entitled thereunder and diligently pursue such right or remedy unless the Borrower excludes the affected Eligible Project from the calculation of the Borrowing Base.

         Section 9.16 Zoning.

         Any change in any zoning ordinance or any other public restriction is enacted, limiting or defining the uses which may be made of any of the Property or a part thereof, such that the use of any of the Property, as specified herein, would be in material violation of such restriction or zoning change unless the Borrower excludes the affected Eligible Project from the calculation of the Borrowing Base.

         Section 9.17 Joint Venture

         ALS or any Affiliate which owns any portion of a Joint Venture shall default in the performance of its obligations under the organizational documents governing the Joint Venture unless the Borrower excludes the affected Eligible Project from the Borrowing Base.

         Section 9.18 Joint Venture Leases.

         Any Joint Venture defaults in the performance of its obligations under a Joint Venture Lease unless the Borrower excludes the affected Eligible Project from the Borrowing Base.

                                   ARTICLE X
                        RIGHTS AND REMEDIES UPON DEFAULT

         Section 10.1 DEMAND; ACCELERATION.

         THE OCCURRENCE OR NONOCCURRENCE OF AN EVENT OF DEFAULT UNDER THIS AGREEMENT SHALL IN NO WAY AFFECT OR CONDITION THE RIGHT OF THE LENDERS TO DEMAND PAYMENT AT ANY TIME OF ANY OF THE OBLIGATIONS WHICH ARE PAYABLE ON DEMAND REGARDLESS OF WHETHER OR NOT AN EVENT OF DEFAULT HAS OCCURRED. Upon the occurrence of an Event of Default, and in every such event and at any time thereafter, the Agent may declare the Obligations due and payable, without presentment, demand, protest, or any notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the other Financing Documents to the contrary notwithstanding.

         Section 10.2 Further Advances; Immediate Acceleration.

         Following an Event of Default the Agent may from time to time without notice to the Borrower suspend, terminate or limit any further advances under the Loan or other extensions of credit under this Agreement and under any of the other Financing

Documents. Further, upon the occurrence of an Event of Default or Default specified in Article IX above, the unpaid principal amount of the Note (with accrued interest thereon) and all other Obligations then outstanding, shall immediately become due and payable in the Agent's sole discretion without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

         Section 10.3 Further Advances; Material Adverse Change or Impairment of Position.

         If the Agent determines in its reasonable discretion that (a) a material adverse change has occurred in the financial condition or operation of the Guarantor or the Borrower or an event has occurred which impairs the prospect of payment of the obligations and/or the value of the Facilities or the Collateral ( in either case, regardless of whether it would constitute an Event of Default under this Agreement), the Agent may from time to time without notice to the Borrower suspend, terminate or limit any further advances under the Loan or other extensions of credit under this Agreement and refuse to include any additional Eligible Projects in the Borrowing Base.

         Section 10.4 Specific Rights With Regard to Collateral.

         Following an Event of Default, in addition to all other rights and remedies provided hereunder, the Deed of Trust, any of the Financing Documents or as shall exist at law or in equity from time to time, the Agent may, without further notice to the Borrower and subject to the terms of the Agency Agreement:

                            (a) assign any and all Operating Agreements and
Management Contracts to any Person designated by the Agent, and/or exercise all rights and privileges of the Borrower under such contracts and agreements for the purpose of realizing on the Collateral and to the extent and for the time required to realize the value of the Collateral;

                            (b) to the extent permitted by applicable law,

                                (i)   enter into possession of any of the
         Property and perform any and all work and labor necessary to complete the development of the Land and the construction of the Improvements thereon (whether or not in accordance with the Plans and Specifications thereon);
                                (ii) employ watchmen to protect the Property and the Improvements; and
                                (iii) assume such management, operation and control of the Property to the extent and for the time necessary to realize the value of the Collateral;

                            (c) cause the Borrower to engage, contract with,
and/or hire qualified service, billing, collection and other such agents, organizations and companies acceptable to the Agent to collect and/or realize upon any or all of the Collateral and to remit the proceeds to the Agent;

                            (d) subject to applicable state and federal laws
pertaining to resident confidentiality, request any Account Debtor obligated on any of the Accounts to make payments thereon directly to the Agent to the extent permitted by applicable law, with the Agent taking control of the cash and non-cash proceeds thereof and/or direct the Borrower to (and the Borrower shall) turn over to the Agent immediately following receipt all payments with respect to the Collateral in the form received (with the addition of all necessary endorsements) and not to deposit, negotiate or otherwise deal with those payments;

                            (e) compromise, extend or renew any of the
Collateral or deal with the same as it may deem advisable;

                            (f) make exchanges, substitutions or surrenders of
all or any part of the Collateral;

                            (g) remove from any of the Borrower's places of
business all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Lenders, make such use of the Borrower's place of business as may be reasonably necessary to administer, control and collect the Collateral;

                            (h) demand, collect, receipt for and give renewals,
extensions, discharges and releases of any of the Collateral;

                            (i) institute and prosecute legal and equitable
proceedings to enforce collection of, or realize upon, any of the Collateral;

                            (j) settle, renew, extend, compromise, compound,
exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

                            (k) endorse the name of the Borrower upon any items
of payment relating to the Collateral or on any Proof of Claim in Bankruptcy against an Account Debtor; and

                            (l) notify the Post Office authorities to change the
address for the delivery of mail to the Borrower to such address or Post Office Box as the Agent may designate and receive and open all mail addressed to the Borrower.

         In addition, the Borrower shall, following an Event of Default promptly, upon request, execute and deliver to the Agent written assignments, to the extent permitted by applicable law, in form and content acceptable to the Agent, of specific Accounts or groups of Accounts; provided, however, that the lien and/or security interest granted to the Lenders under this Agreement shall not be limited in any way to or by the inclusion or exclusion of Accounts within such assignments. Such Accounts shall secure payment of the Obligations and are not sold to the Lenders whether or not any assignment thereof, which is separate from this Agreement, is in form absolute.


         Following an Event of Default, the Lenders may also direct the Borrower to appoint a manager for any or all of the Facilities and enter into a management agreement with one or more management companies approved by the Lenders, the terms of which agreement shall be approved by the Lenders.

         Section 10.5 Performance by Lenders.

         Following an Event of Default, the Agent without the necessity of prior notice to or demand upon the Borrower and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrower, and may enter upon the premises of the Borrower for that purpose and take all such action thereon as the Agent may consider necessary or appropriate for such purpose. The Agent will give the Borrower notice at least subsequently of any such performance by the Agent. All sums so paid or advanced by the Agent and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (the "Expense Payments") together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate shall be paid by the Borrower to the Agent on demand and shall constitute and become a part of the Obligations and be secured by the Deed of Trust. For this purpose, the Borrower hereby constitutes and appoints the Lenders, or the Agent on behalf of the Lenders, its true and lawful attorney-in-fact with full power of substitution to complete work on any Eligible Project in the name of the Borrower, and hereby empowers said attorney or attorneys as follows:

                            (a) To use any funds of the Borrower including any
balance which may be held in escrow and any funds which may remain un-advanced under any of the Loan for the purpose of completing the development of any of the Land and the construction of any of the Improvements, whether or not in the manner called for in the Plans and Specifications;

                            (b) To make such additions and changes and
corrections to any of the Plans and Specifications which shall be necessary or desirable in the judgment of the Agent to complete the development of any of the Land and the construction of any of the Improvements;

                            (c) To employ such contractors, subcontractors,
agents, architects and inspectors as shall be necessary or desirable for said purpose;

                            (d) To pay, settle or compromise all existing bills
and claims which are or may be liens against any of the Property, or may be necessary or desirable for the completion of the work or the clearance of title to any of the Property;

                            (e) To execute all applications and certificates
which may be required in the name of the Borrower; and

                            (f) To do any and every act with respect to the
development of the Land and the construction of the Improvements which the Borrower may do in its own behalf.

         It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked. Said attorney-in-fact shall also have the power to prosecute and defend all actions or proceedings in connection with the development of the Land and the construction of the Improvements and to take such actions and to require such performance as the Lenders may deem necessary.

         Section 10.6 Uniform Commercial Code and Other Remedies.

         Upon the occurrence of an Event of Default (and in addition to all of its rights, powers and remedies under this Agreement), the Lenders shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable laws, and the Lenders are authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, any of the Lenders; and upon demand by the Agent, the Borrower shall assemble the Collateral and make it available to the Lenders, at a place designated by the Agent; and the Lenders or their agents may enter upon the Borrower's premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it.


         Any written notice of the sale, disposition or other intended action by the Lenders with respect to the Collateral which is sent by certified mail, postage prepaid, to the Borrower at the address set forth in Section 11.1 hereof, or such other address of the Borrower which may from time to time be shown on the Lenders' records, at least ten (10) days prior to such sale, disposition or other action, shall constitute reasonable notice to the Borrower. The Borrower shall pay on demand all costs and expenses, including, without limitation, attorneys' fees and expenses, incurred by or on behalf of the Lenders, or any of them, in preparing for sale or other disposition, selling, managing, collecting or otherwise disposing of, the Collateral. All of such costs and expenses (the "Liquidation Costs") together with interest thereon from the date incurred until paid in full at the Post-Default Rate, shall be paid by the Borrower to the Agent on demand and shall constitute and become a part of the Obligations. Any proceeds of sale or other disposition of the Collateral will be applied by the Lenders to the payment of the Liquidation Costs and

Expense Payments, and any balance of such proceeds will be applied by the Lenders to the payment of the balance of the Obligations in such order and manner of application as the Lenders may from time to time in its sole discretion determine. After such application of the proceeds, any balance shall be paid to the Borrower or to any other party entitled thereto.


         Section 10.7 Receiver or Other Court Order.

         Following an Event of Default, as a matter of right, following ten (10) days notice and without regard to the adequacy of the security, and upon application to a court of competent jurisdiction, the Lenders shall be entitled to the immediate appointment of a receiver for all or any part of the Collateral, and of the payments and proceeds thereof and therefrom, whether such receivership be incidental to a proposed sale of the Collateral or otherwise, and the Borrower hereby consent to the appointment of such a receiver and to an order of court directing that payments, including Medicare and Medicaid payments, be made directly to the receiver. The Borrower will pay to the Beneficiary, upon demand, all expenses, including receiver's fees, attorney's fees, costs and agents compensation, advanced by the Borrower and incurred pursuant to the provisions contained in this Section.

                                   ARTICLE XI
                                  MISCELLANEOUS
         Section 11.1 Notices.

         All notices, certificates or other communications hereunder shall be deemed given when delivered by hand or courier, the following Bank Day after delivery by Federal Express or similar overnight delivery service, or three (3) Banking Days after being mailed by certified mail, postage prepaid, return receipt requested, addressed as follows:


if to the Agent
or the Lenders:                   Bank United
                                  3200 Southwest Freeway, Suite 1902
                                  Houston, TX  77027
                                  Attn: William B. Roberson
                                  and
                                  David Jones, Esq.
                                  Office of General Counsel
                                  Bank United
                                  3200 Southwest Freeway, Suite 1610
                                  Houston, Texas  77027

With a courtesy
copy to:                          Mays & Valentine L.L.P.
                                  8201 Greensboro Drive, Suite 800
                                  McLean, Virginia 22102
                                  Attn: Margaret Ann Brown, Esq.

if to the Borrower:               c/o Alternative Living Services, Inc.
                                  450 North Sunnyslope Road
                                  Brookfield, Wisconsin 53005
                                  Attn: Mark W. Ohlendorf

With a Courtesy                   Rogers & Hardin
Copy to:                          2700 International Tower, Peachtree Center
                                  229 Peachtree Street, N.E.
                                  Atlanta, GA  30303-1601
                                  Attn: Miriam J. Dent, Esq.

         Section 11.2 Consents and Approvals.

         If any consent, approval, or authorization of any Governmental Authority or of any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrower agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

         Section 11.3 Remedies, etc. Cumulative.

         Each right, power and remedy of the Lenders as provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise or beginning of the exercise by the Lenders of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lenders of any or all such other rights, powers or remedies. In order to entitle the Lenders to exercise any remedy reserved to it herein, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement.

         Section 11.4 No Waiver of Rights by the Lenders.

         No failure or delay by the Agent or the Lenders to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, including foreclosure on the Property under the Deed of Trust shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach or preclude the Agent or the Lenders from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, neither the Agent nor the Lenders shall be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

         Section 11.5 Entire Agreement.

         The Financing Documents shall completely and fully supersede all other agreements, both written and oral, between the Lenders and the Borrower relating to the Obligations. Neither the Lenders nor the Borrower shall hereafter have any rights under such prior agreements but shall look solely to the Financing Documents for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Obligations.

         Section 11.6 Survival of Agreement; Successors and Assigns.

         All covenants, agreements, representations and warranties made by the Borrower herein and in any certificate, in the Financing Documents and in any other instruments or documents delivered pursuant hereto shall survive the making by the Lenders of the Loan and the execution and delivery of the Note, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, which are contained in this Agreement shall inure to the benefit of the respective successors and assigns of each of the Lenders, and all covenants, promises and agreements by or on behalf of the Lenders which are contained in this Agreement shall inure to the benefit of the permitted successors and permitted assigns of the Borrower, but this Agreement may not be assigned by the Borrower without the prior written consent of the Lenders.

         Section 11.7 Expenses.

         The Borrower agrees to pay all reasonable out-of-pocket expenses of the Lenders (including the reasonable fees and expenses of the legal counsel of the Agent or any other Lender) in connection with the preparation of this Agreement, the issuance of the Loan hereunder, the recordation of all financing statements and such other instruments as may be required by the Agent at the time of, or subsequent to, the execution of this Agreement to secure the Obligations (including any and all recordation tax and other costs and taxes incident to recording), the administration of the Credit Facility (not otherwise contemplated by any fee paid by the Borrower), any future modification of the Financing Documents, the addition of Eligible Projects to the Borrowing Base, or the enforcement of any provision of this Agreement and the collection of the Obligations. The Borrower agrees to indemnify and save harmless the Lenders from any liability resulting from the failure to pay any required recordation tax, transfer taxes, recording costs or any other expenses incurred by the Lenders in connection with the Obligations. The provisions of this Section shall survive the execution and delivery of this Agreement and the repayment of the Obligations. The Borrower further agrees to reimburse the Lenders upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses and travel expenses) incurred by the Lenders, or any of them, in enforcing any of the Obligations or any security therefor or incurred in connection with any bankruptcy proceeding or in any post-judgment enforcement or collection action, together with interest at the Post-Default Rate which agreement shall survive the termination of this Agreement and the repayment of the Obligations.

         Section 11.8  Counterparts.

         This Agreement may be executed in any number of counterparts all of which together shall constitute a single instrument.

         Section 11.9  Governing Law.

         This Agreement and all of the other Financing Documents shall be governed by and construed in accordance with the laws of the State of Texas; provided, however, any Deed of Trust and any financing statements covering fixtures securing such Loan shall be governed by, and construed in accordance with, the laws of the state in which the applicable Facility is located.

         Section 11.10 Modifications.

         No modification or waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance.

         Section 11.11 Illegality.

         If fulfillment of any provision hereof or any transaction related hereto or to any of the other Financing Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect; and if such provision pertains to repayment of the Obligations, then, at the options of the Lenders, all of the Obligations of the Borrower to the Lenders shall become immediately due and payable.

         Section 11.12 Gender, etc.

         Whenever used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders.

         Section 11.13 Headings.

         The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.

         Section 11.14 Waiver of Trial by Jury.

         THE BORROWER AND THE LENDERS HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH ANY OF THEM MAY BE PARTIES, NOT GOVERNED BY THE

ARBITRATION PROVISIONS OF THE NOTE [OR THE GUARANTIES] ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

         This waiver is knowingly, willingly and voluntarily made by the Borrower and the Lenders, and the Borrower and the Lenders hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower and the Lenders further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

         Section 11.15 No Warranty by Lenders.

         By accepting or approving anything required to be observed, performed or fulfilled by the Borrower or to be given to the Agent or the Lenders pursuant to this Agreement, including, without limitation, any certificate, balance sheet, statement of profit and loss or other financial statement, Survey, receipt, appraisal or insurance policy, the Lenders shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by the Lenders.

         Section 11.16 Liability of the Lenders.

         No Lender shall be liable for another Lender's failure to fund its ratable share of any advance under the Loan. The Lenders shall not be liable for any other act or omission by the Lenders, or any of them, pursuant to the provisions of this Agreement in the absence of fraud or gross negligence. The Lenders shall incur no liability to the Borrower or any other party in connection with the acts or omissions of any of the Lenders in reliance upon any certificate or other paper believed by the Lenders to be genuine or with respect to any other thing which the Lenders may do or refrain from doing, unless such act or omission amounts to fraud or gross negligence. The Borrower hereby agrees that the Lenders shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lenders, or any of them, (except for the gross negligence or willful misconduct of any person, corporation, partnership or other entity employed by any of the Lenders) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations. In connection with the performance of their duties pursuant to this Agreement, the Lenders may consult with counsel of their own selection, and do anything which the Lenders may do or refrain from doing, in good faith, in reliance upon the opinion of such counsel shall be full justification and protection to the Lenders. The Borrower shall indemnify, defend and hold the Lenders and their successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorney's fees and court costs) arising from or in connection with this Agreement. Any indemnity provision for the benefit of the Lenders set forth herein or in any of the Financing Documents shall extend to any other lender who becomes a Lender under the Credit Facility. The provisions of this Section shall survive the termination of the Credit Facility.

         Section 11.17 License of Tradename.

         The Borrower does hereby grant to each of the Lenders and their affiliates and any trustee under a Deed of Trust and their management company a license to use the Borrower's name, and the names "Wynwood", "Crossings", "Clare Bridge", WovenHearts", or "Sterling Cottage" and "Sterling House" and any marks associated therewith in the operation of a Facility upon such Lender's or trustee's taking of possession or taking over management of a Facility or acquiring title thereto at a foreclosure sale which license shall be in effect for a period of twenty-four (24) months from the date thereof but shall be extended for any period up to an additional six (6) months if the Borrower takes any action to delay or obstruct the Lenders' exercise of their remedies under the Financing Documents. The Borrower further agrees that a third-party purchaser of a Facility may continue to operate the Facility under the Borrower's name unless the Borrower objects in writing thereto.

         Section 11.18 No Partnership.

         Nothing contained in this Agreement shall be construed in a matter to create any relationship between the Borrower and the Lenders other than the relationship of borrower and lender and the Borrower and the Lenders other than the relationship of borrower and lender and the Borrower and the Lenders shall not be considered partners or co-venturers for any purpose on account of this Agreement.

         Section 11.19 Third Parties; Benefit.

         All conditions to the obligation of the Lenders to make advances hereunder are imposed solely and exclusively for the benefit of the Lenders and their assigns and no other persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lenders will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Agent at any time in the sole and absolute exercise of its discretion pursuant to its agreements with the Lenders. The terms and provisions of this Agreement are for the benefit of the parties hereto and, except as herein specifically provided, no other person shall have any right or cause of action on account thereof.

         Section 11.20 Conditions; Verification.

         Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition to the existence or non-existence, as the case may be, of such fact or facts that the Lenders shall, at all times, be free independently to establish to their satisfaction and in its absolute discretion such existence or non-existence.

         Section 11.21 Signs; Publicity.

         At the Agent's request, but at the expense of the Agent, the Borrower shall place a sign acceptable to the Borrower at a location on each of the Eligible Projects satisfactory to the Agent, which sign shall recite, among other things, that the Lenders are financing the development of the Land and the construction of the Improvements. The Borrower expressly authorizes the Agent to prepare and to furnish to the news media for publication from time to time news releases with respect to the Credit Facility and each Eligible Project, specifically to include but not limited to, releases detailing the Agent's and the Lenders' involvement with the Credit Facility and the financing of any Eligible Project, all subject to prior review by the Borrower.

         Section 11.22 Mandatory Arbitration.

         To the maximum extent not prohibited by law, any controversy, dispute or claim arising out of, in connection with, or relating to this Agreement or any other Financing Documents or any transaction provided for therein, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in any of the Financing Documents, shall, at the request of any party to the Financing Documents (either before or after the commencement of judicial proceedings) be settled by arbitration pursuant to Title 9 of the United States Code, which the parties acknowledge and agree applies to the transaction involved herein, and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). In any such arbitration proceeding: (i) all statutes of limitation which would otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in Houston, Texas, by a single arbitrator, if the amount in controversy is $1 million or less, or by a panel of three arbitrators if the amount in controversy is over $1 million. All arbitrators shall be selected by the process of appointment from a panel pursuant to Section 13 of the AAA Commercial Arbitration Rules and each arbitrator will have AAA acknowledged expertise in the appropriate subject matter. Any award rendered in any such arbitration proceeding shall be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.

         If any party to this Agreement or other Financing Documents files a proceeding in any court to resolve any such controversy, dispute or claim, such action shall not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section of that or any other claim, dispute or controversy, and the court shall, upon motion of any party to the proceeding, direct that such controversy, dispute or claim be arbitrated in accordance with this Section.

         Notwithstanding any of the foregoing, no arbitrator or panel of arbitrators shall possess or have the power to (i) assess punitive damages, (ii) dissolve, rescind or reform (except that the arbitrator may construe ambiguous terms) any Financing Document to which the Borrower or the Guarantor is a party, (iii) enter judgment on the debt, (iv) exercise equitable powers or issue or enter any equitable remedies or
(v) allow discovery of attorney/client privileged information. The Commercial Arbitration Rules of the AAA are hereby modified to this extent for the purpose of arbitration of any dispute, controversy or claim arising out of, in connection with, or relating to any Financing Document to which the Borrower or the Guarantor is a party. The parties further waive, each to the other, any claims for punitive damages, and agree that neither an arbitrator nor any court shall have the power to assess such damages.

         No provisions of, or the exercise of any rights under, this Section shall limit or impair the right of any party to the Financing Documents before, during or after any arbitration proceeding to take any of the following actions or contest any of the following actions: (i) exercise self-help remedies such as set off or repossession, (ii) foreclose (judicially or otherwise) any lien on or security interest in any real or personal property collateral; or (iii) obtain emergency relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or of collateral securing any indebtedness, obligation or guaranty referenced in the Financing Documents. Such emergency relief and action to contest the same shall include equitable relief and may be in the nature of, but is not limited to: pre-judgment attachments, garnishments, sequestrations, appointments of receivers, or other emergency injunctive relief to preserve the status quo.

         In the event applicable law prohibits the submission of a particular controversy, dispute or claim arising out of or in connection with any of the Financing Documents or transactions contemplated therein to arbitration, the parties agree that any actions or proceedings in connection therewith shall be tried and litigated only in the state and federal courts located in the jurisdiction in which the Property is located or any other court in which the Lenders shall initiate legal or equitable proceedings that has subject matter jurisdiction over the matter in controversy and to the extent permitted by applicable law, waive any right to assert the doctrine of forum non-conveniens or to object to the venue to the extent any proceeding is brought in accordance with this paragraph.

         Section 11.23 Time of Essence.

         Time shall be of the essence for each and every provision of this Agreement of which time is an element.





                           [signature page to follow]

         IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.

WITNESS/ATTEST:                     ALS HOLDINGS, INC, a
                                    Delaware Corporation




/s/ Joyce Hansen                    By:   /s/ Mark W. Ohlendorf  (SEAL)
-------------------------                ------------------------
Name:                                    Mark W. Ohlendorf
Title:                                   Vice President and Assistant Secretary

                                    ALS WISCONSIN HOLDINGS, INC.,
                                    a Delaware corporation



/s/ Joyce Hansen                    By:   /s/ Mark W. Ohlendorf  (SEAL)
-------------------------                ------------------------
Name:                                    Mark W. Ohlendorf
Title:                                   Vice President and Assistant Secretary




WITNESS:                            BANK UNITED, as Agent for the Lenders


/s/ Ellen Lockhart                  By:   /s/ Casey Moore        (SEAL)
-------------------------                ------------------------
                                         Name:   Casey Moore
                                         Title:  Vice President